Up Close   [PICTURE APPEARS HERE]

[PICTURE APPEARS HERE]            Annual Report
                              December 31, 1998



Simple philosophies define
investment success

Craven earns                 [PICTURE APPEARS HERE]
trust and respect
from clients


Building Horace Mann's funds:
a blueprint for success

--------------------------------------------------------------------------
                                                               Horace Mann

Horace Mann Mutual Funds and Horace Mann LIfe Insurance Company Separate Account Annual Report

Contents

-------------------------------------
One-year performance ending 12/31/98
-------------------------------------

Growth Fund                   6.22%
Balanced Fund                 6.26%
Income Fund                   6.67%

Short-Term
Investment Fund               3.57%

Small Cap
Growth Fund                   4.56%

International
Equity Fund                  17.49%

Socially
Responsible Fund              8.35%

For further information, see page 18.

Focus on clients,
funds adviser

[PHOTO OF MARY JUNE AND RON REWEY APPEARS HERE]

Mary June and Ron Rewey

In this issue, we focus on clients who are working toward their financial goals with investments in Horace Mann's funds. We'll also take a closer look at Horace Mann's fund adviser, Wilshire Associates, which will be assuming an important role in managing our funds in 1999.


Features

Simple philosophy defines investment success ............................    3

Craven earns trust and respect from clients .............................    8

Building a blueprint for success ........................................   11

Building on our history of performance ..................................   15

How the funds measure up ................................................   18

Take a closer look at your funds ........................................   20


Departments

Investment subadviser letters ...........................................   21

Financial statements ....................................................   29


EDITOR'S NOTE: Nothing in these articles should be construed as a promise or guarantee of future performance. Investment decisions are very personal and should take into account many individual factors. More complete information on the funds can be found in the current prospectuses.

This report must be preceded or accompanied by a current prospectus.

Horace Mann Mutual Funds
--------------------------------------------------------------------------------
                                                      P.O. Box 4657
                                                      Springfield, IL 62708-4657
                                                      (217) 789-2500

Fellow Shareholders:

Horace Mann is pleased to be able to report on 1998 investment activity. Each of our seven funds achieved positive returns for the year, and your assets once again increased in value in excess of inflation. Most of the funds have performed consistent with the relevant Lipper averages over the most recent three-year period. Although the Growth and Balanced funds underperformed their relevant benchmarks over the last year, they produced good absolute returns over a three- and five-year period. You should be very confident that the officers and trustees of the funds remain committed to delivering to you appropriate returns for your investments over the long term.

In response to changing markets, Horace Mann is taking steps to enhance the flexibility of our largest funds, the Growth Fund and the Balanced Fund, to meet the objectives of shareholders. As of March 1, 1999, the Growth Fund employs a multi-manager strategy that utilizes several subadvisers to manage the assets of the portfolio. The equity portion of the Balanced Fund will also employ a multi-manager strategy.

In our quest to deliver consistent performance, the Funds have elected to retain Wilshire Associates, a company Horace Mann has been doing business with for 10 years, to serve as investment adviser of the funds. To that end, Wilshire has worked with the Funds Board to enlist a very talented team of investment managers, including BlackRock Financial Management Inc., Brinson Partners Inc., Mellon Equity Associates, LLP, Scudder Kemper Investments, Inc., and Wellington Management Company, LLP. Horace Mann and the Trustees appreciate your confidence reflected in your overwhelming approval of the changes described above.

Market Review

The past year was a good one for both stock and bond markets in the United States. Stock prices in the broad domestic market continued their successful run over the past several years, despite a precipitous drop during the third quarter. The bond market benefited from an economy with low inflation and moderate growth. The international stock markets delivered strong results due to excellent returns in the UK, Germany, and Europe overall, despite experiencing difficulty in Asia and Russia.

Perspective

At the Horace Mann Family of Funds, we are committed to providing our shareholders with investment options that provide competitive returns to meet your long-term objectives. We strongly believe the changes we are making to our family of funds will provide you with the options you need to achieve your goal of a secure retirement, and we appreciate the opportunity to serve you.

Sincerely,

/s/ George Zock

George Zock
Chairman & President

Disciplined, consistent, long-term . . .

Simple philosophy defines investment success

[PICTURE OF STEVE CRAVEN WITH STEPHANIE AND KEITH DIRKS APPEARS HERE]

Steve Craven meets with Stephanie and Keith Dirks.


Three clients of long-time Horace Mann agent Steve Craven recently discussed the investment philosophy that has successfully guided them over the years. Using a host of diversified, yet well-defined funds available from Horace Mann, the three Wisconsin clients have strategically parlayed a disciplined, consistent and long-term approach to investing into an investment plan consistent with their goals.


Develop retirement plan early

For the clients profiled here, accomplishing their goals, though certainly not easy, is much more manageable -- and attainable -- because they began planning ahead and saving early.

"Hearing from Steve Craven at school about tax-sheltered annuities got me interested in investing without seeing a big difference in my paycheck," says Mary June Rewey. "We started out small on a monthly basis, and when we were ready to increase our contribution, Steve helped us change some of our investments. The important thing to know about investing is to start early. Put a little bit away on a monthly basis. Have some type of savings plan, no matter how small it is."

Joyce Weber agrees. "By far, the best advice I can give anybody is to start now," she says. "I have my children realizing the importance of putting money away, even if it is no more than $25 a month. Become involved in investing right away. I encourage people to invest. Be patient and don't worry. Keep in mind it's for the long haul. It is surprising how quickly it increases."

It takes an enormous amount of discipline to stay with a savings plan that has been specifically developed for a client. But as the Dirkses have demonstrated, perseverance has its rewards. "Steve showed us the way," says Stephanie Dirks. "We have our dream home because of his plan and our determination."

[PHOTO APPEARS HERE]

The short and long of investing

The youthful Stephanie and Keith Dirks are employing a disciplined savings philosophy.

Stephanie is a 10-year veteran educator and Keith is in his eighth year teaching eighth-grade algebra at Platteville Middle School. With Craven's help and advice, the University of Wisconsin-Platteville graduates scrimped and saved to build their 2,000-square-foot log home on 40 wooded acres. It's been their residence for the last 18 months.

"When we first started working with Steve in 1992, he asked us our goals," says Keith. "We laid out where we wanted to be as far as building our



Match strategy
to a specific goal

The Dirkses had two different goals. Building their dream home required a short-term strategy, while saving for retirement requires a long-term plan.


                            [PIE CHART APPEARS HERE]

International Equity Fund  10%
Small Cap Growth Fund      10%
Fixed Account              30%
Growth Fund or Socially
Responsible Fund           25%
Balanced Fund              25%

Investors with less than 10 years to retirement may want an allocation mix with more exposure to bonds and the guaranteed returns of the Fixed Account.

                            [PIE CHART APPEARS HERE]

International Equity Fund  15%
Small Cap Growth Fund      10%
Fixed Account              20%
Growth Fund or Socially
Responsible Fund           30%
Balanced Fund              25%


Investors with more than 20 years until retirement may want to include more stock funds in their asset allocation mix.

For short-term goals, investors often feel more comfortable with more stable investments, but may desire some exposure to investments with higher return potential.

That's why investors with less than 10 years to retirement or short-term accumulation goals should consider an investment mix like the sample shown to the left. By having some money in a fixed-return investment, some in a balanced fund which invests in both stocks and bonds, and some in growth stock funds, dream home. Steve helped us get where we needed to be."

Although Craven created the financial map, it was the determination and the discipline exhibited by the Dirkses that enabled them to convert their blueprints into reality. They employ that same resolve in shrinking their current mortgage and beginning a retirement plan. However, they have altered their investment philosophy, progressing from conservative investment options to those more moderate. Their choices with Horace Mann were from a diverse, yet clearly defined family of funds, especially after Horace Mann added the Small Cap Growth Fund, the International Equity Fund and the Socially Responsible Fund in 1997.

"We started with nothing," says Stephanie. "I was pretty conservative in my investments, staying in the Fixed Account. Now I'm in the Growth Fund, the Balanced Fund and the Socially Responsible Fund. That was a big step for me." These three fund options have moderate risk.

[PHOTO OF STEVE CRAVEN WITH MARY JUNE AND RON REWEY APPEARS HERE]

Steve Craven with Mary June and Ron Rewey.


Lifetime commitment

Long term describes the foundation Ron and Mary June Rewey constructed for their life. The Platteville, Wis., couple made such a promise to each other 41 years ago when they married. During their marriage, Ron made another long-term commitment to his employer, Ferrell Gas, retiring in July 1998 after 26 years of service. And Mary June has devoted her adult life to public education. She will retire this June after teaching second grade at O.E. Gray Elementary School in Platteville for 32 years.

short-term investors have both stable investments plus the opportunity to accumulate more through the equity portion of their portfolio.

In contrast, long-term investors are often able to more easily tolerate the ups and downs of the markets in exchange for greater long-term growth.

Investors with more than 20 years until retirement can afford more risk in exchange for the potential of more growth. Stock investments are ideal for long-term investors. An asset allocation mix like the example shown gives long-term investors a mix of funds where the majority of their contributions are invested in stocks. With the historical returns of the stock market, long-term investors are counting on the ability of these investments to provide the most growth possible.

[PHOTO APPEARS HERE]

The couple also made a commitment to a retire-ment of leisure 25 years ago when Horace Mann agent Steve Craven sold them a 403(b) annuity.

The discipline -- and dollars -- to plan for their future was easy. Mary June learned the value of money as the oldest of nine children in a family "that was always struggling just to survive," she says. "Savings became such an important thing to me."

Her philosophy molded the financial structure in her marriage with Ron. As newlyweds, Mary June saved $1 a week in a book that was her Christmas fund. "In 1959, $50 bought you a lot of toys," says Mary June. "Granted I didn't earn any interest on the money, but I did it. And that's the key to investing. You have to be disciplined. It doesn't matter how much you invest. Be consistent and add to it at regular intervals."

Saving for "the long haul"

Joyce Weber has been the Platteville School District bookkeeper for the past nine years. She served 20 years in a similar position with the neighboring Potosi School District. Like the


Retirement calls for safety with some growth

For people like the Reweys who are about to retire or are already in retirement, year-to-year predictability of investment returns is important. However, a short-term investor also needs to continue to accumulate, and some investments in stocks will help offset inflation.

Like the sample asset allocation chart shown, a mix of fixed return investments and some stock fund investments might work well for investors who are retired or will retire soon. By keeping a significant portion of their account in a guaranteed return vehicle, they know their money is secure and those funds will grow at a guaranteed rate. But by also keeping a portion of their investments in stock- and bond-based funds, they have investments that have historically returned more than fixed investments. This can help a retiree continue to accumulate funds and potentially offset the effect of inflation on buying power.

                            [PIE CHART APPEARS HERE]

International Equity Fund  10%
Fixed Account              40%
Growth Fund or Socially
Responsible Fund           20%
Balanced Fund              30%


Investors who are about to retire or are retired may want an allocation mix with less risk like this sample allocation.

With retirement in 10 to 20 years, think growth

                            [PIE CHART APPEARS HERE]

International Equity Fund  15%
Small Cap Growth Fund      10%
Fixed Account              20%
Growth Fund or Socially
Responsible Fund           30%
Balanced Fund              25%

Investors with 10 to 20 years until retirement may want the potential for growth reflected in this sample allocation.

Intermediate-term investors like Weber are willing to accept more risk in order to develop their retirement accumulation. They also seek to minimize some of the risk associated with investing only in growth or aggressive growth stocks.

An asset allocation mix like the one shown gives investors with 10-20 years left before retirement an opportunity to start protecting a portion of their assets while still using growth stocks to build their account. By keeping a mix of stock investments, investors maximize the potential for growth. But they may also want to consider adding bond funds to their investment mix to help reduce risk while providing a more stable investment vehicle (although with less growth potential). Allocating a small portion to an investment with a fixed return may also reduce risk while providing a guaranteed return.


Reweys and the Dirks, she has been a long-time Craven client. And, like the Reweys and the Dirkses, she, too, began as a conservative investor with a long-term outlook.

"Years ago, I was very conservative with my investments," says Joyce, a Horace Mann client for more than 20 years. "But as you age, you become aware that retirement is much closer. Reality, I guess, makes us adjust our strategy."

Her disciplined and successful savings philosophy has helped put three children through school and allowed her and her husband, Justin, to build two homes.

"We've always been mindful of retirement," says Joyce. "But when you're starting out, you have other priorities. Now our children are out of school and instead of building homes, we're building for retirement."

Joyce is using a combination of the Growth Fund, a more aggressive option than the conservative vehicles she previously used, and the moderate Balanced Fund to invest for her retirement. She has been pleased with the results.


[PHOTO OF CRAVEN AND JOYCE WEBER APPEARS HERE]

Craven meets with Joyce Weber at school.

"Oh, sure, there are spikes in the market, but they don't make me nervous," says Joyce. "I believe if you're going to make these investments, you have to stay with them. I certainly know what the long haul entails. That's why I feel it's not necessary to constantly watch the market. The day-to-day blips do not bother me. My goals are long term."

Craven earns trust and respect

from clients

=================================

Much of life in the southwestern Wisconsin community of Platteville revolves around the University of Wisconsin's campus there. Talk in the town of nearly 10,000 often centers around the 1998 NCAA Division III basketball champions who compiled a 30-0 record. Determined and hard-working, the Wisconsin-Platteville Pioneers mirrored the area's work ethic that Horace Mann agent Steve Craven has embraced to propel him to be one of the company's top agents.

"My philosophy has little to do with investing, but it has a whole lot to do with caring."

[PHOTO OF CRAVEN APPEARS HERE]

Craven relaxes for a few moments outside his office.


A simple philosophy: "I care"

Craven's business philosophy is as simple as his clients' investing theories. "My philosophy has little to do with investing, but it has a whole lot to do with caring," says Craven, who has been a sales representative with Horace Mann since 1972. "There used to be an employee newsletter titled "In Pursuit of Excellence" that always closed with, "I care" That was a motivation to me at the time, and it still is. Caring is at the center of what I do, to sit down with people and design financial programs to meet their objectives. I ask questions to identify and clarify those objectives and then build toward that with whatever tax law and investment products we have available. Annuities in varied forms fit the bill in many cases."

Craven offers his clients several different Horace Mann investment options. He bases his response to clients' needs on their tax environment and what plans may be most beneficial to their financial situation. "Different tax laws really define the plan," he says. "Tax-qualified options include 403(b) tax-deferred annuities, IRAs, Roth IRAs, simplified employee pension plans and the SIMPLE IRA. In addition to tax-qualified plans, a non-qualified annuity is often helpful in meeting their objectives."

Information means a strong structure

Changing tax laws obviously necessitate Craven staying abreast of the regulations. An avid reader, Craven consumes financial publications much like a baseball aficionado scrutinizes box scores. He uses his 24 hours of biannual continuing education to study financial planning courses. "I study things relevant to financial planning," says Craven. "I read newspapers, magazines, anything I can that will benefit my clients and provide me information to do my job better. To tie my clients' financial structures together, you need credible information. As agents, we're in a position to provide what's necessary to accomplish that. When the laws change, my knowledge needs to be part of the service I provide. Knowledge helps our clients adjust their programs to make effective use of the current financial situation."

"When we're dealing with people, we're dealing with their very livelihood. It's not play money. That's why it's so important we never betray that trust."

Craven maintains his Chartered Life Underwriter (CLU) and Chartered Financial Consultant (ChFC) designations. "The financial designations were important to me to broaden my educational background. It certainly strengthens my credibility. And credibility in the type of profession I'm in is so important to building a trusting relationship. Trust is the foundation of everything we do. When we're dealing with people, we're dealing with their very livelihood. It's not play money. That's why it's so important we never betray that trust."

Craven chose being an insurance agent as a career "because the environment appealed to me," he says. He has enjoyed the ability to adjust his schedule and to be compensated for the results he has been able to obtain. The success he has achieved is impressive. He's a six-time Annuity Agent of the Year for Horace Mann. He is consistently in the upper echelon of sales. The effort he

[PHOTO OF SHARON AND STEVE CRAVEN APPEARS HERE]

Partners for almost three decades! Steve and Sharon Craven.

has conceded to success has produced rewards greater than any monetary compensation. He's earned the respect and trust of clients like the Reweys, the Dirkses and the Webers. "Steve is much more than an insurance agent," says Stephanie Dirks. "I call Steve our financial adviser. He listens to what our goals are and then explains the route to take to accomplish them. He's up-front, he's factual and he's honest."

Craven returns the compliment. "I have been blessed to work in this area and to have worked with so many great clients," he says. "It is a team effort. Together we can draw a financial map. But they must provide the discipline to make it work. If they don't follow through on the plans we develop, nothing is going to happen. Or at least it doesn't happen the way they would like it to. Clients understand this, and they make it work. They are to be commended for their determination and bringing their plans to fruition."

Craven attributes the success he's enjoyed over the years to the excellent group of investment advisers associated with Horace Mann. The fund choices give him the necessary investment options to satisfy his clients' financial planning needs. "The investment returns those advisers have helped us achieve have been very positive," says Craven. "My clients know they have another level of professional management in their corner."

[PHOTO APPEARS HERE]

But there is one other factor in the success Craven has enjoyed in 26 years as a Horace Mann representative. It is the most important reason he has been able to deliver outstanding service to his clients. It's his wife of 27 years, Sharon.

"Sharon is a big part of my world," says Craven. "She donates her time and talents to handle my office for me and answer client questions. It's a big job when you start managing a large number of customer accounts. I could not have done the job and given the quality of service my clients deserve if it weren't for her."

[PICTURE APPEARS HERE]

These testimonials are not indicative of future performance and may not be representative of the experience of other clients.

Building Horace Mann's funds: a blueprint for success

================================================================================

Wilshire Associates has helped Horace Mann build a solid investment fund structure.

Building lasting value is a formidable task. "In 1988, we planned our investment strategy and portfolio for annuity contract holders," says Chairman and President of Horace Mann Mutual Funds George Zock. "Horace Mann hired Wilshire Associates to implement that strategy for Horace Mann's funds." This relationship has continued and today provides a strong foundation for our customers' financial futures.

You control the building process

According to Nesbitt, it's important for people to realize they have control of their financial futures. "There is a growing trend for people to provide for their own retirement," he says, "and I think that everyone else in the world is looking at the U.S. as an example. In this country, people are basically taking on the responsibility of planning for retirement themselves rather than relying on the government through Social Security. That's going to be increasingly important as people live longer-- they'll have to take on that responsibility themselves. And that's where a company like Horace Mann comes in-- helping people plan for their retirement."


[PHOTO OF WILSHIRE'S TOM GOODRUM, STEPHEN NESBITT, AND MICHAEL O'KEEFFE APPEARS
  HERE]

Wilshire's Tom Goodrum, Stephen Nesbitt, and Michael O'Keeffe.


In recent interviews, Wilshire's Senior Vice President and Principal Stephen Nesbitt and Vice President and Principal Vice President Michael O'Keeffe explained Wilshire's role in helping Horace Mann select fund managers, their opinion on the quality of those managers, the changing nature of their relationship with Horace Mann, and their outlook on the stock market and investing.

Wilshire works for you

Wilshire Associates was retained by Horace Mann back in 1988 to set an investment strategy both for corporate investments and the mutual funds.

"At that time, the company could have gone in a number of different directions," Nesbitt recalls. "Management made the strategic decision to hire Wilshire instead of trying to build a world-class investment department here in

[PICTURE APPEARS HERE]

How often should you review your retirement plan?

Some investors change their investment fund mix as often as they change shoes. But clients who have worked with their agents to come up with an investment plan they're comfortable with should stick with it, experts like Stephen Nesbitt of Wilshire Associates, Inc. say.

How often should a client re-examine his or her investment mix? "Roughly every three years," Nesbitt says. "Don't try to time the market. Just reevaluate personal circumstances. That's a legitimate reason to change an investment allocation. Individual shareholders need to make their investment assessment based on their personal circumstances, not based on what they think the market is going to do.

"A guarantee of failure is getting out of the market when it does poorly, and getting back in after it starts doing well again. That will guarantee poor performance and below-average returns. Despite all the prognostication on financial networks and elsewhere, no one can time the stock market. Adopt a long-term strategy with a mix of stocks and bonds, stick to that strategy, and rebalance to maintain it. The key phrase clients get sick of hearing from us is, "Stay the course." Investors who stick to their strategy come out of market downturns well, and those who start piddling with their investments usually end up underperforming."

[PICTURE APPEARS HERE]

Springfield. And we at Wilshire went out to find the best investment organizations in the country. We selected outside advisers for the general account from world-class organizations such as Scudder Kemper Investments, Inc. to manage the money. That model is increasingly being copied in the insurance industry today," Nesbitt says.

After hiring the investment managers, Wilshire's job is to make sure those managers stick to their investment philosophy, Nesbitt says. "We want the managers to choose the appropriate style, to make sure they stick to it, and to give Horace Mann investment performance in line with expectations. And our role includes helping the company communicate investment performance and what can be expected in the future to its contract owners. We've been



"We at Wilshire went out to find the best investment organizations in the country."

sort of a general contractor, if you will, building and fitting all the pieces of the investment puzzle together."

O'Keeffe explains a little more about how Wilshire selects the investment firms its clients will work with. "We don't just pick firms friendly with us," he says. "At Wilshire, we do manager research, an exhaustive qualitative and quantitative review of the investment products that are out there.

The stock market is a foundation for long-term growth

Overall, 1998 was a volatile year for stocks. The first six months tended to follow the bull market trend of the last four years. But that changed in June as the stock market reacted to global financial problems and lower-than-expected corporate profits. October was a rebound month, and stocks finished the year on an up note.

When asked their opinion of the stock market's outlook for the next few years, Wilshire's Stephen Nesbitt responded that, although volatile, there are many reasons for optimism in the market.

Nesbitt asserts the environment is still favorable for a good stock market because:

 .    Inflation is low
 .    Interest rates are at record lows
 .    Corporate profitability is good
 .    The economy is performing well
 .    The Baby Boomers are in their most productive years

"So for the next 20 years, we have a well-oiled, well-educated workforce who are in their years of greatest investment contribution," Nesbitt says. "That sets up a very solid groundwork for a vibrant stock market. Now, will the stock market behave in reaction to what I said? Who knows? But, generally a good stock market is correlated with those factors. No one should be running to the mountains. This is no time to be putting money in a mattress. Patience is rewarded, and that really is the key in a long-term investment strategy."

"We track every viable money manager available -- there are about 1,000 organizations and 5,000 products. We review our database and decide on a qualified firm for our client. We certainly look at historical performance, the characteristics of the portfolio and the kind of risk that investment assumes.

[PICTURE APPEARS HERE]

"Another value-added service is qualitative analysis. We interview the individuals who are going to be managing the money. We interview senior management of the organization and the traders in the trading department. We want to find out not just what the performance has been, but to understand that company's investment philosophy and business processes so we can decide whether we believe the firm will be able to add value for our clients," O'Keeffe explains.

Nesbitt says Wilshire has three criteria for selecting firms to manage Horace Mann's investments. "Generally, here's what we look for from the organizations that manage Horace Mann's funds. One, a very strong organization with wide resources. Two, organizations that look to preserve capital but get the best long-term growth. Three, organizations that look to control risk, with no large bets or highly leveraged situations -- conservative firms."


"We do manager research, an exhaustive qualitative and quantitative review of the investment products that are out there."

Hiring the best:
Horace Mann's fund managers

When investors choose from among Horace Mann's funds, they want to feel their money is safe and secure, and they want confidence in the fund manager. Nesbitt and O'Keeffe say Horace Mann's fund managers are among the best in the industry.

[PICTURE APPEARS HERE]

"Each of them is a premiere firm," Nesbitt explains. "Wellington (Management Company, LLP) is one of the older financial management firms, as is Scudder Kemper. Wellington is a very well-known name as a conservative, value-oriented firm. They've had many notable fund managers who've worked there. Wellington is very traditional. It seeks to preserve value, more of a singles-type hitting firm than going for the home run." Nesbitt also speaks very highly of Scudder Kemper. "Scudder Kemper is an old-line, domestic firm with a very good long-term history of stability," Nesbitt points out. "It's a very solid firm. Scudder Kemper's history is very steeped in tradition, but they're also very innovative. I think the term "global' now applies to Scudder Kemper. That's why Scudder Kemper is managing the International Equity Fund. They have very broad capabilities on both the equity and fixed income side -- they manage the investments that back our life insurance products."

O'Keeffe agrees with this assessment. "Wellington and Scudder Kemper are organizations of stature in the industry. They're large, well-capitalized, with very tenured, professional staffs and an enormous amount of resources. BlackRock Financial Management is a newer firm, about 10 years old. It was purchased by PNC Bank, and PNC has also acquired other money management firms in recent years. About a year ago, PNC decided to merge those organizations under the BlackRock Financial Management umbrella," O'Keeffe says.

Building on our Growth Fund history of performance

If you had invested $2,000 in the Growth Fund of Horace Mann's Annuity Alternatives contract on Dec. 31 1984, and then contributed $2,000 each December 31 for the next 14 years, at the end of 1998 your investment would be worth $89,960. And that accumulation could provide a nice supplement to your retirement income.

Of course, past performance is not an indicator of future results. But we do think it gives you an idea of the quality of Horace Mann's funds and our dedication to providing solid investment results for our annuity contract owners.

This illustration reflects past performance of the fund and does not guarantee future results. Total return and principal value of an account will fluctuate and may be worth more or less than its original cost when redeemed. The value does not represent the actual experience of investments made by a particular contract owner.

The values are based on a $2,000 investment as of December 31 of each year shown. The values have been adjusted for a 1.35 percent mortality and expense fee and do not reflect the $25 annual maintenance charge.

During the first five contract years, surrender charges range from 2 to 8 percent for flexible premium contracts and 1 to 5 percent for single premium contracts. Values reflecting redemption are not provided in this illustration. For information on the Growth Fund's annualized returns, see page 18.

The fees and charges mentioned above are for Annuity Alternatives contracts. If your annuity contract was issued before January 1984, the mortality and expense charges or sales fees differ from those shown. Such other charges and fees do not exceed those reflected in this illustration.


How $2,000 invested annually since December 1984 would have grown

[BAR CHART APPEARS HERE]

Implementing the plan: Wilshire's role enhanced

In 1999, Wilshire's role with Horace Mann will be enhanced. Wilshire will now be able to take a more active role in managing the funds and selecting the fund managers.

"The Board of Trustees asked for stepped-up involvement by Wilshire," O'Keeffe explains. "Wilshire is now the investment adviser for Horace Mann's funds. We'll have discretion to select fund managers with the Board of Trustees' approval. We have the tools to control funds performance even more.

We'll be able to look daily and make sure the fund managers are staying true to their original goals. This should alleviate some of the pressure from their end because we'll be double-checking their work. And we'll set up stringent boundaries for everyone to follow."

"Being able to defer taxes and compound returns on a pre-tax basis is a very powerful investment tool."

Nesbitt explains further. "Right now, each fund is managed by a single entity. With this change, that may not be the case. We plan to take the Growth Fund, and given its size now, diversify to more than one investment manager. We'll have a transition period to this multi-manager format. We'll be going for more predictable performance, enhanced diversification, less risk and less volatility. We'll determine how the portfolio is allocated among managers."

According to Nesbitt, the changes are being made in order to respond in a more timely manner to market conditions. Because of the combined equity assets of the Growth and Balanced funds, (over $922 million in assets), having more than one fund manager will allow for more diversification and help control volatility.

[PICTURE APPEARS HERE]

O'Keeffe thinks the changes will produce positive results. "We're focusing on risk management, on preservation of capital in the context of each of the options. So the performance is expected to be good in terms of long-term results and volatility. And to the degree changes need to be made, there will be an infrastructure in place to make changes and react quickly with the best knowledge and oversight available," he adds.

Retirement investing not a project for the do-it-yourselfer

Many financial news shows and investment newsletters focus on individual stock investing, and many investors are tempted to move their assets into individual stocks. But Nesbitt and O'Keeffe warn that may not be in their best interest.

"For the individual investor, investing in individual stocks is akin to gambling," O'Keeffe says. "Now people enjoy gambling, and some people make money gambling. But in reality, that's not a low-risk approach to investing. In fact, to the degree someone may have a portfolio concentrated on five or 10 stocks, it's very high risk.

"If owning a few stocks is something people enjoy doing, they can do that. But if what they're trying to do is establish a retirement savings plan, risk management and control are keys to success. Have a broadly diversified portfolio through funds with a number of options and asset classes. If clients have that, they should earn a slightly enhanced return over the market averages where risk is much more noticeably controlled," O'Keeffe explains.

"Let's say an individual stock loses 50 percent of its value because of some unforseen event," he continues. "If the shareholder is invested in a fund, then that loss is negligible due to diversification. It's impossible for an individual investor to set up or research the equivalent of a growth fund with 200 stocks in it. Diversification means less risk.

"So if people do some personal investing for their own satisfaction, that's okay. It can be enjoyable researching a few stocks and seeing what they do. But it's like carving out a little bit of money and going to Las Vegas. It's gambling. Do it only if you can afford to," O'Keeffe cautions.

A unique floor plan: the advantages of our annuities

Horace Mann's annuity investments offer some unique features to our clients. Because Horace Mann provides retirement annuities for educators, one advantage is the ability of clients to purchase a tax-deferred annuity.

Nesbitt agrees. "Being able to defer taxes and compound returns on a pre-tax basis is a very powerful investment tool," he says. "Paying taxes on earnings poses a severe penalty on accumulating funds for retirement. If you have the opportunity to make a tax-deferred investment, please do so."

[PICTURE APPEARS HERE]

Another distinction of Horace Mann's funds is the variety of investment options with clear investment strategies. This allows our customers to choose a fund with a particular strategy to suit their investment needs.

O'Keeffe thinks the clear fund choices are an advantage to clients. "One distinction for Horace Mann's Family of Funds is some investment firms offer a supermarket of investment options," he explains. "Horace Mann has done a good job of offering the right number of funds without offering too many to confuse the investor. They cover the spectrum of the type of investments people need to have for their retirement savings programs."

"Horace Mann has done a good job of offering the right number of funds without offering too many to confuse the investor."

FUND PERFORMANCE
How the funds


For Annuity Alternatives Contract Owners

Average annual total returns for the year ended December 31, 1998, for the Annuity Alternatives contracts are shown in the following table. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no affect on the variable account rates of return after the initial five-year contract period.

Returns if money remained invested, based on a $1,000 investment.

                                 1 Year            5 Years           10 Years          Since inception
Growth Fund                        6.22              15.81              14.83               13.64/1/
Balanced Fund                      6.26              12.32              12.37               11.26/1/
Income Fund                        6.67               5.21               7.18                6.42/1/
Short-Term Investment Fund         3.57               3.46               3.84                3.56/1/
Small Cap Growth Fund              4.56                 --                 --               11.01/2/
International Equity Fund         17.49                 --                 --               10.62/2/
Socially Responsible Fund          8.35                 --                 --               16.36/2/

Returns if money was withdrawn early, based on a $1,000 investment.

                                 1 Year               5 Years           10 Years           Since inception
Growth Fund                       -2.28                 15.81              14.83               13.64/1/
Balanced Fund                     -2.24                 12.32              12.37               11.26/1/
Income Fund                       -1.83                  5.21               7.18                6.42/1/
Short-Term Investment Fund        -4.71                  3.46               3.84                3.56/1/
Small Cap Growth Fund             -3.81                    --                 --                6.69/2/
International Equity Fund          8.99                    --                 --                6.28/2/
Socially Responsible Fund         -0.15                    --                 --               12.22/2/

================================================================================

The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

Total returns for the variable portion of the Annuity Alternatives contracts include a reduction for fund expenses and contract charges of 1.35% annually for mortality and expense risk. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges.

Commission credits were used to pay certain expenses of the Growth and Balanced funds from 1994 through 1998. Certain Balanced and Income fund expenses were subsidized (assumed and/or waived) through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity, and Socially Responsible funds since their inception, March 10, 1997. Subsidization and use of credits resulted in higher actual returns and for some funds exceeded 1 percent, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

/1/ Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the funds' subadviser.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. The investment subadvisers are BlackRock Financial Management, Inc. for the Small Cap Growth Fund and Scudder Kemper Investments, Inc. for the International Equity and Socially Responsible funds.

measure up

For Growth Fund Public Shareholders and Participants in the Horace Mann Employee 401(k) Plan
Average annual total return for Horace Mann Mutual Funds

Total average annualized returns for the year ended December 31, 1998, for the Horace Mann Mutual Funds and their comparable benchmark indices are shown in the following table:

                                    1 Year           5 Years          10 Years          Since inception
                                    ------           -------          --------          ---------------
Growth Fund                           7.64             17.27             16.28               15.09/1/
S&P 500 Stock Index                  28.58             24.08             19.20               18.12

Balanced Fund                         7.68             13.75             13.80               12.68/1/
Stock/Bond Composite/4/              21.33             17.23             15.10               14.30

Income Fund                           8.09              6.57              8.56                7.80/1/
Lehman Intermediate/Aggregate/5/      8.67              7.25              8.74                8.43

Short-Term Investment Fund            4.97              4.82              5.20                4.92/1/
90-day Treasury Bills                 5.35              5.31              5.72                5.42

Small Cap Growth Fund                 5.81                 -                 -               12.35/2/
Russell 2000 Growth                   1.23                 -                 -                9.81

International Equity Fund            18.95                 -                 -               11.99/3/
MSCI EAFE                            19.97                 -                 -               12.71/6/

Socially Responsible Fund             9.80                 -                 -               17.78/3/
S&P 500 Stock Index                  28.58                 -                 -               28.24

================================================================================

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. Commission credits were used to pay certain expenses of the Growth and Balanced funds from 1994 through 1998. Certain Balanced and Income fund expenses were subsidized (assumed and/or waived) through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity, and Socially Responsible funds since their beginning March 10, 1997. Subsidization and use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate and when redeemed, may be worth more or less than its original cost.

The indices listed are unmanaged industry benchmarks, not funds, and as such they have no expenses.

/1/ Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington became the subadviser for these funds.

/2/ Since inception for the Small Cap Growth Fund refers to its beginning date, March 10, 1997. BlackRock Financial Management, Inc. is this fund's investment subadviser.

/3/ Since inception for the International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. Scudder Kemper Investments, Inc. is investment subadviser for these funds.

/4/ 60% S&P 500, 40% Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate thereafter.

/5/ Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/6/ The index reflects performance from February 28, 1997 through December 31, 1998.

Rates of return                                                              19

Take a closer look at how your funds performed  [PICTURE APPEARS HERE]

The following pages give you an overview of how your funds performed.

By having a Horace Mann annuity, you've already taken the first step toward your investment goals. But if you have questions about your retirement plan or other investment options, you should talk to your Horace Mann agent. He or she can help you determine if you're saving enough to meet your goals.


If your agent is unavailable, contact Horace Mann's customer service area at 1-800-999-1030. Or visit our website at www.horacemann.com for more information about our funds and fund prices and insurance products. We also offer special information just for educators.

Heading toward 2000...

Everyone who relies on computers for business or pleasure should be aware programs that use the date for processing may fail if they misinterpret "00" as the year 1900 instead of the year 2000. As 1998 came to a close, Horace Mann was in the final stages of changing its internal computer systems to make them Year 2000 compliant. And as of Jan. 1, 1999, 93% of Horace Mann's 60 computer systems were compliant. The remaining 7% of the systems are pending implementation or are in final testing.

Horace Mann initiated its millennium plan to fix 13 million lines of code in 1995. The company will spend 1999 conducting additional tests on its systems and continuing to work with suppliers and other service providers it does business with to make sure they are ready for Y2K. In addition, the company will continue developing contingency plans in the event of outside service interruptions.

--------------------------------------------------------------------------------
Wellington Management Company, LLP   75 State Street
                                     Boston, Massachusetts 02109

                                     Telephone:                Fax:
                                     (617) 951-5000            (617) 951-5250

Growth Fund and Balanced Fund (equity portion)
December 31, 1998


Performance

The U.S. financial markets continued their impressive performance for the fourth year in a row, though 1998 saw an increase in volatility. Although many analysts expressed caution at the beginning of the year following the exceptionally strong returns of 1995, 1996 and 1997, lower interest rates, benign inflation, continued growth in the economy and liquidity helped push equity returns over 20 percent for the fourth consecutive year.

During the year ending December 31, 1998, the Horace Mann Growth Fund returned
7.6 percent, trailing the lofty performance of 28.58 percent for the S&P 500 index. The Horace Mann Balanced Fund, which is made up of between 50 percent and 75 percent equities managed in the same style as the Horace Mann Growth Fund and the remainder in fixed income securities, returned 7.7 percent for the year, also below its market index. The lack of market breadth last year is captured by the following statistics: fully 70 percent of the stocks in the S&P 500 underperformed the index return, and 40 percent of the S&P 500 stocks actually declined for the year.

Portfolio Review

The performance of the Growth Fund and the equity portion of the Balanced Fund was negatively influenced by three sectors: industrial and commercial, consumer discretionary and information technology. Within the industrial and commercial sector, stocks related to agriculture, such as Deere and New Holland, were hit hard, while aerospace and defense firms such as Boeing and Northrop Grumman fell on negative earnings developments and management shortcomings. In the consumer discretionary sector, the underperformance was due to poor results in holdings of retailers such as Toys R Us and J.C.Penney. Goodyear Tire & Rubber, a significant holding through most of 1998, also negatively impacted performance. In the technology sector, stock selection proved beneficial to fund performance, but because the fund was underweighted in this sector compared to the index, and since technology was by far the best performing sector last year, relative performance was negatively impacted.

Several other holdings within the fund, including Noble Drilling, USX-Marathon Group and Union Pacific Resources, were hurt by the diminished outlook in the energy sector as the price of crude oil continued to fall.

Substantial winners in the portfolio were relatively limited, but included stocks such as Wellpoint Health Networks, AT&T, MCI WorldCom, Pharmacia & Upjohn, SBC Communications, CIGNA and Fannie Mae.

Portfolio Outlook

The outlook for the economy has improved during the past quarter because of meaningful international efforts to prevent the worldwide economic slowdown from becoming a global meltdown. Central banks collectively cut interest rates over 60 times during the past four months to avoid a global credit crunch and to override financial market turbulence. It now appears the global economy will experience a soft landing rather than a global meltdown.

In the domestic economy, the manufacturing sector has shouldered most of the impact from the weakened overseas demand. Commodity prices continue to decline and capital spending, which had fueled the strong economic growth, is decelerating. Consumer spending remains strong and has sustained the firm domestic environment. Over the next year, the domestic real Gross Domestic Product index should experience a number of cross currents, but should expand
2.0 percent or better. Growth in the world economy should be more modest at just
1.5 to 2.0 percent. We also expect inflation domestically to rebound to about
2.0 percent in 1999.

Liquidity has pushed equity valuations into record territory. The gains generally have been disproportionately concentrated in a narrow list of large-capitalization, growth-oriented names or Internet-related companies. The average stock remains more reasonably valued, and many long-term investment opportunities have developed as the market lurches back and forth between fear and exuberance.

During the last quarter, we capitalized on specific opportunities and added positions in health care, non-bank financial services and utilities. We reduced exposure to technology due to price appreciation, to banks where eroding margins will crimp profits in 1999, and to metals given the diminished outlook for commodity pricing.

Respectfully,
Wellington Management Company, LLP

/s/ John R. Ryan

John R. Ryan, CFA
Senior Vice President
Stock Portfolio Manager

--------------------------------------------------------------------------------
Wellington Management Company, LLP   75 State Street
                                     Boston, Massachusetts 02109

                                     Telephone:                 Fax:
                                     (617) 951-5000             (617) 951-5250


Balanced Fund (bond portion), Income Fund, and Short-Term Investment Fund
December 31, 1998

Performance

The investment climate for fixed income securities was strong during 1998, as is reflected by the 8.1 percent (net of expenses) one-year total return for the Income Fund. The fixed income portion of the Balanced Fund, which makes up approximately 40 percent of the fund, was not materially different from the Income Fund. The funds outperformed the Lipper Corporate Debt A Rated funds average return of 7.5 percent for the same period. However, the funds underperformed, on a net basis, the unmanaged Lehman Brothers Aggregate Bond index return of 8.7 percent as the second half of 1998 hurt the funds' performance.

Performance comparisons for 1998 were largely dependent on the duration of the funds relative to that of the benchmark index. For the year 1998 as a whole, our longer-than-market duration decision proved to be the correct call as yields for longer maturity (5- to 30-year) securities declined significantly more than did the yields of shorter maturity securities. However, during the second half of the year, performance was hurt by the funds' relatively high weighting in the non-investment grade corporate sector, a result of the extraordinary rally in U.S. Treasuries and the "flight to quality" stemming from the Asian crisis, the Russian debt default and the Federal Reserve-brokered bailout of Long Term Capital Management.

The Short-Term Fund's return of 5.0 percent (net of expenses) matched the 5.0 percent return of the average of all of IBC/Donoghue's taxable money market funds and was slightly below the 90-Day Treasury Bill Average return for the year.

Portfolio Review

The year ended much the way it began, with confident and strong spending by consumers, low unemployment, low inflation and the U.S. economy with positive momentum. However, the summer's global crisis was more than just a quick interruption as the equity market collapse and stampede to the safety and liquidity of Treasury securities sent financial markets into a tailspin. The Federal Reserve responded to the fear gripping the markets by providing much-needed liquidity, easing the panic in the marketplace and confirming their reputation as the leading central bank worldwide. Following the cut at the end of the third quarter, the Fed lowered short-term interest rates twice more in the fourth quarter for a total reduction of .75 percent, leaving the Fed Funds rate at 4.75 percent.

In particular, the first of the fourth quarter's cuts was a surprise to the markets because it came between Fed meetings and was undoubtedly the principal catalyst for the broad market recovery. Stocks began to rally, Treasury yields rose, and the credit risk-spreads began to narrow. Importantly, corporations once again were able to borrow again in the long-term markets.

Sector performance for the year was led by U.S. governments, which rallied dramatically in the second half of 1998 with the aforementioned "flight to quality" stampede. Mortgage sector returns trailed both governments and corporates as falling interest rates heightened prepayment fears. The high-yield sector was the worst performing sector as investors shunned lower-quality issues and headed to the safety of Treasuries in the second half of the year.

Portfolio Outlook

We expect that U.S. economic growth will slow in 1999 versus 1998 as consumer spending moderates given an anticipated slower rate of job gains, slower income growth, and a negative personal savings rate. We also expect declining profits growth to retard capital spending. These factors, together with a Federal budget surplus, support our case for slowing overall growth.

With slower economic growth, low (1-2 percent Consumer Price Index) inflation, a Federal budget surplus, and some additional easing by the Federal Reserve, we see a generally positive backdrop for the bond market. We note, however, yields for Treasury securities have already declined substantially over the course of 1998 and may already incorporate a large part of our positive outlook at current levels. We expect some modest decline in Treasury yields but nothing substantial.

We judge the "flight to quality" trades that were established during the market turmoil of the past few months have not all been "unwound," and that Treasuries should be underweighted in the portfolio versus corporates and mortgages.

In the Short-Term Fund, the holdings remain concentrated in government agency securities due to the size of the fund. Unlike commercial paper, agency discount notes can be purchased in small lots without materially compromising liquidity and transaction costs while providing attractive incremental yield over comparable maturity Treasury bills. The average holding in the fund currently matures in 37 days. We expect the domestic economy to slow in the coming months as consumer spending, which propelled growth last year, is likely to slow from its robust pace. We will maintain our current maturity stance in this environment, and we continue to favor agency securities for their yield and liquidity.

Respectfully,
Wellington Management Company, LLP

/s/ Robert D. Payne

Robert D. Payne, CFA
Senior Vice President
Bond Portfolio Manager

  [LOGO OF BLACKROCK APPEARS HERE]                            1600 Market Street
                                                                      27th Floor
                                                          Philadelphia, PA 19103
                                                              phone 215-561-6000
                                                                    215-585-7900
                                                               www.blackrock.com


SMALL CAP GROWTH FUND
December 31, 1998


Performance

U.S. equities were characterized by extreme volatility during 1998, and investors responded with a sharp preference for larger, more liquid companies. The Horace Mann Small Cap Growth Fund gained 5.81 percent during the year while its benchmark, the Russell 2000 Growth Index, gained 1.23 percent. The fund's outperformance relative to the benchmark was due to our stock selection process focusing on companies with dynamic earnings growth and strong relative price momentum.

Portfolio Review

1998 was a fairly tumultuous year for the small cap investor. Technology and consumer stocks were the strongest performers during the first half of the year, boosted by strong demand, low interest rates and low unemployment. Small growth companies lagged somewhat throughout the period, due both to the low exposure to financial stocks which performed extremely well in the low interest rate environment and investor preference for liquidity and stability in earnings.

Small cap growth stocks were the hardest hit during the market's sharp declines of the third quarter. Investors' preference for larger, more liquid companies with stable earnings became even more pronounced. Investor sentiment improved during the last three months of the year, boosted by Federal Reserve rate cuts and evidence of economic resilience. Initially value stocks led the recovery, but interest quickly shifted to traditional growth companies. The Russell 2000 Growth Index gained 23.64 percent, behind the 26.74 percent return of the Russell 1000 Growth Index and this represented a substantial rebound following a decline of more than 20 percent during the third quarter.

The fund's strategy during the first half of the year called for significant overweights in technology, health, industrial and consumer services and retail trade stocks where we have found above average rates of earning growth and relative price strength. Toward the end of the year, the allocation to technology services stocks was reduced while electronic technology and Internet-related companies were selectively added.

Portfolio Outlook

Looking forward, we are cautiously optimistic about the small cap growth market. The relative valuations remain compelling. The price/earnings ratio of the Russell 2000 Growth Index hit a historic low relative to that of the S&P 500 Index during the year and remains significantly below the mean. With the sales and earnings growth figures of large cap companies expected to moderate in the upcoming year, we believe small cap companies will become more attractive to investors.


Respectfully,
BlackRock Financial Management, Inc.


/s/ William J. Wykle

William J. Wykle
Managing Director
Senior Portfolio Manager

                                                SCUDDER KEMPER INVESTMENTS


                                                Scudder Kemper Investments, Inc.
                                                345 Park Avenue
                                                New York, NY 10154-0010
                                                212 326 6200 telephone


International Equity Fund
December 31, 1998

Performance

The International Equity Fund returned 19.0 percent for the 12 months of 1998. We performed well relative to our peers, beating the 13.0 percent return averaged by all International Funds as calculated by Lipper Analytical Services.

Market Review

While the past year turned in the strongest performance from international markets since 1993, it also marked a period of heightened volatility and uncertainty. Global market psychology seesawed from extreme confidence and complacency to total risk aversion and fear, and then back again. During the first half of the year the European markets climbed steadily higher, repeatedly setting new records on the basis of lower interest rates, economic acceleration, merger activity and optimism towards the European Monetary Union. In late July all this ground to an abrupt halt. The problems initially emanating from emerging Asia had spread to a debt default in Russia, shaking banking institutions in the developed world, destabilizing Brazilian finances, and nearly collapsing a U.S. hedge fund. The global financial markets corrected savagely downward in response.

Then just as suddenly, the start of the fourth quarter marked a sharp rebound in the global markets. Largely in response to a concerted drop in interest rates around the world, led by the Fed, confidence quickly returned to the financial markets. All the problems that so frightened investors in August and September were now perceived as well-contained. Funds flowed back into the equity markets, and prices and valuations rebounded to their pre-correction highs. Throughout all this activity in the rest of the world, the Japanese market continued to grind downwards in fits and starts. Rising bond yields and the surging yen towards the latter part of the year were further evidence of the failure of government efforts to pull the country out of its economic disarray.

Performance Review

Over the course of the past year, your portfolio's performance was driven largely by its holdings in Europe, which represented on average about three quarters of the overall assets. Stock and sector selection were key. The telecommunications sector in particular offered astronomical returns. We had an overweight position, with portfolio holdings like Olivetti up 487 percent, Nokia up 220 percent, Orange up 165 percent, Mannesmann up 110 percent, and France Telecom up 103 percent in local currencies. The insurance sector was also quite strong. Large holdings like Aegon rose 155 percent, Axa 74 percent, and Skandia 66 percent. Detracting from these gains were weak sector holdings like energy and commodity metals, where valuations are compelling and the macro backdrop is near its worst. Also unhelpful were our holdings in Japan and the emerging markets. The Japanese market in aggregate had only a strong yen to speak for it, while our holdings in Hong Kong were basically flat on the year. Emerging Asia and Latin America were better unheld.

In the fourth quarter our positions in Europe continued to contribute heavily to the strong absolute returns, but we didn't keep pace with the dramatic rise in the markets overall. We had been light on the financials since their late summer collapse, and this was the sector that rebounded back again most sharply. At the same time, our underexposure to Japanese equities prohibited a full participation in a yen that surged during the quarter. Finally, the devastated smaller markets of emerging Asia staged a spectacular fourth quarter rally. Our participation in the upswing was largely limited to our holdings in Hong Kong.

Portfolio Outlook

As many equity markets are breaking through to new all-time highs against an environment of weak prices and slowing global growth, valuations have increasingly become a challenge. The global liquidity that is driving prices today could once again whipsaw the financial markets in 1999. The deep-seated structural problems that rocked the markets in the summer of 1998 still remain with us not yet solved. The only certainty going forward is volatility and uncertain capital markets are likely to remain with us for awhile. Against this backdrop, our fundamental strategy for your portfolio strategy remains unshaken. Our focus continues to be on those companies that are likely to sustain their profitability, as they benefit from the constructive processes of long-term change underway in the global economies.

Respectfully,
Scudder Kemper Investments, Inc.

/s/ Irene T. Cheng

Irene T. Cheng
Managing Director
Lead Portfolio Manager

                                                SCUDDER KEMPER INVESTMENTS


                                                Scudder Kemper Investments, Inc.
                                                345 Park Avenue
                                                New York, NY 10154-0010
                                                212 326 6200 telephone


Socially Responsible Fund
December 31, 1998


Performance

1998 truly was a "Jekyll and Hyde" year for the U.S. equity market. On the one hand, the S&P 500 Index returned a remarkable 28.6 percent, the fourth consecutive year of returns in excess of 20 percent. On the other hand, it was an extraordinarily difficult period for value-oriented strategies, such as those employed by the Horace Mann Socially Responsible Fund. The strongest returns were limited to a narrow subset of the U.S. market, mostly the largest capitalization growth technology stocks. Unfortunately, these returns did not percolate down to most other stocks in the S&P 500. The lack of market breadth last year is captured by the following statistics: fully 70 percent of the stocks in the S&P 500 underperformed the reported index return, and 40 percent of S&P 500 stocks actually declined for the year. While the market generally did not favor value stocks, the Horace Mann Socially Responsible Fund was able to post a 9.8 percent total return for the year.

Portfolio Review

Other than the headwind of large-cap growth stock dominance, the primary negative influence resulted from our overweight in industrial cyclicals; largely chemical, paper/forest product, and metals stocks. This overweight had been in place since 1997, having been driven by the stocks' recession level valuations. But commodity deflation, in combination with operating (and in a few cases, financial) leverage caused such severe pressure on earnings that even historically low valuations were not able to mitigate the downward movement of stocks such as Imperial Chemical, Witco, and Oregon Steel. One bright spot in the chemical sector was the third quarter announcement that BetzDearborn would be acquired by Hercules, leading to a 20 percent total return for the stock for the ten months of 1998 until acquisition. The paper stocks fared better, largely because of their year-end rally which had each of the fund's paper holdings outperforming the fourth quarter S&P 500 return of 21 percent. This rally was driven by a positive sentiment shift that occurred at the depths of the September market. The global oversupply of pulp had become so severe that U.S. companies began to respond with meaningful closings of capacity in an attempt to stabilize pricing. Further positive news was the surprise announcement in November that International Paper was seeking to acquire Union Camp, which drove the entire sector higher.

The greatest source of performance was the fund's overweight in telecommunication stocks, which rose in aggregate 48 percent. Standout performers were BellSouth (+81 percent), Sprint (+64 percent), Alltel (+50 percent), and Frontier (+46 percent). Low relative valuations at the beginning of the year, and the increasing recognition that local telephone companies' earnings were being enhanced by the growth in value-added services catalyzed the outperformance of many of these stocks. Our underweight in the consumer staple sector, as well as specific stock selection, also added value as our value discipline enabled us to avoid the weakness in Coke, Proctor & Gamble, and Gillette. Instead, our portfolio was led by standout performers Avon (+47 percent) and Unilever (+35 percent). The fund also benefited from the fact many of our best performing stocks were top holdings. These included Ford (+87 percent), BellSouth (+81 percent), Sprint (+64 percent), Xerox (+62 percent), American Home Products (+50 percent), Bristol-Myers Squibb (+43 percent), and Chase Manhattan (+33 percent). And finally, the tremendous level of merger and acquisition activity in the U.S. market helped the fund last year. Stocks we held that were acquired during the year (or which are pending final completion) included MidOcean, Mercantile Stores, Firstar, Echlin, BetzDearborn, and Mobil.

Portfolio Outlook

We continue to focus on our relative dividend yield discipline which seeks to identify opportunities in undervalued and misunderstood companies. While this discipline does not add value in every year, it has proven itself over market cycles. We cannot control the normal cyclical shifts between growth and value, but we are confident that adhering to our time-tested stock selection discipline will prove beneficial over time.

Respectfully,
Scudder Kemper Investments, Inc.


/s/ Lori Ensinger

Lori Ensinger
Senior Vice President
Lead Portfolio Manager

Annual Report
December 31, 1998

Horace Mann Mutual Funds
Growth Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund


Board of Trustees
A.L. Gallop
Donald G. Heth
Richard A. Holt
Richard D. Lang
Harriet A. Russell
George J. Zock


Officers of the Funds
George J. Zock
President and Chairman

Ann Caparros
Secretary and
Ethics Compliance Officer

William Kelly
Treasurer and Regulatory
Compliance Officer

Linda L. Sacco
Assistant Secretary

Roger Fisher
Controller

Diane M. Barnett
Tax Compliance Officer

--------------------------------------------------------------------------------
Investment Adviser and Manager
Horace Mann Investors, Inc.
#1 Horace Mann Plaza
Springfield, IL 62715

Investment Subadvisers
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154-0010

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, NY 10154-0010

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Financial Highlights

December 31, 1998

PER SHARE DATA

                                                                                       Less Distribution From:
                Net Asset                                            Total Income
Year              Value              Net         Net Realized        (Loss) From         Net              Net
Ended           Beginning        Investment     and Unrealized       Investments      Investment       Realized         Total
12/31           of Period         Income/1/     Gains (Losses)/1/    Operations/1/      Income           Gains       Distributions
GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
1998            $   25.66         $   0.41         $   1.51          $   1.92          $   0.41         $   2.83         $   3.24
1997                23.76             0.40             5.09              5.49              0.39             3.20             3.59
1996                21.66             0.43             5.08              5.51              0.40             3.01             3.41
1995                17.64             0.52             5.41              5.93              0.49             1.42             1.91
1994                19.85             0.49            (0.57)            (0.08)             0.45             1.68             2.13

BALANCED FUND
----------------------------------------------------------------------------------------------------------------------------------
1998            $   19.82         $   0.73         $   0.77          $   1.50          $   0.74         $   1.68         $   2.42
1997                18.94             0.65             2.92              3.57              0.62             2.07             2.69
1996                18.00             0.60             2.70              3.30              0.57             1.79             2.36
1995                15.26             0.67             3.46              4.13              0.61             0.78             1.39
1994                16.72             0.62            (0.81)            (0.19)             0.55             0.72             1.27

INCOME FUND/5/
----------------------------------------------------------------------------------------------------------------------------------
1998            $   13.00         $   0.78         $   0.27          $   1.05          $   0.69         $   0.12         $   0.81
1997                12.69             0.81             0.39              1.20              0.85             0.04             0.89
1996                13.03             0.76            (0.31)             0.45              0.79               --             0.79
1995                12.02             0.80             0.99              1.79              0.78               --             0.78
1994                13.06             0.75            (1.04)            (0.29)             0.75               --             0.75

/1/ The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



                            RATIO/SUPPLEMENTAL DATA

                                                                                                            Ratio to Average Net
                                                                                                           Assets Before Waived &
                                                                                                            Reimbursed Expenses
                                                                Ratio of        Ratio of
Year            Net Asset                      Net Assets       Expenses       Net Income     Portfolio                Ratio of
Ended           Value End      Total         End of Period     to Average      to Average     Turnover    Ratio of  Net Investment
12/31           of Period   Return/2/,/3/    (in thousands)   Net Assets/4/    Net Assets       Rate      Expenses      Income
GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
1998            $   24.34        7.64%          $670,731          0.51%            1.57%        59.63%       --            --
1997                25.66       23.45            598,502          0.53             1.50         54.56        --            --
1996                23.76       25.28            430,556          0.59             1.79         67.63        --            --
1995                21.66       33.67            297,100          0.63             2.50         64.59        --            --
1994                17.64       (0.35)           202,103          0.69             2.36         69.42        --            --

BALANCED FUND
----------------------------------------------------------------------------------------------------------------------------------
1998            $   18.90        7.68%          $427,920          0.50%            3.60%        63.69%       --            --
1997                19.82       19.04            387,110          0.51             3.12         77.54        --            --
1996                18.94       18.27            300,551          0.56             3.12         72.10        --            --
1995                18.00       27.12            228,193          0.59             3.79         64.80        --            --
1994                15.26       (1.12)           160,815          0.63             3.59        121.82        --            --

INCOME FUND/5/
----------------------------------------------------------------------------------------------------------------------------------
1998            $   13.24        8.09%           $13,959          0.88%            5.85%        46.60%       --            --
1997                13.00        9.42              9,658          0.92             6.09         96.80        --            --
1996                12.69        3.50             10,848          0.70             5.88        112.60      0.91%         5.67%
1995                13.03       14.93             10,532          0.62             6.16         74.53      0.88          5.89
1994                12.02       (2.21)             9,259          0.61             5.85        205.35      0.92          5.54

/4/  Ratios of Expenses to Average Net Assets do not reflect commission credits.

/5/ Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Financial Highlights (concluded)

December 31, 1998

PER SHARE DATA

                                                                                          Less Distribution From:
                        Net Asset                                      Total Income
Year                     Value           Net        Net Realized       (Loss) From         Net            Net
Ended                  Beginning      Investment    and Unrealized      Investments     Investment      Realized        Total
12/31                  of Period      Income/1/    Gains (Losses)/1/   Operations/1/      Income         Gains      Distributions
SHORT-TERM FUND/4/
----------------------------------------------------------------------------------------------------------------------------------
1998                     $ 9.99         $ 0.49         $ 0.01              $0.50           $0.51         $  --         $0.51
1997                      10.03           0.51             --               0.51            0.55            --          0.55
1996                      10.00           0.50          (0.01)              0.49            0.46            --          0.46
1995                      10.08           0.53             --               0.53            0.61            --          0.61
1994                      10.07           0.39             --               0.39            0.38            --          0.38

SMALL CAP
GROWTH FUND/5/
----------------------------------------------------------------------------------------------------------------------------------
1998                     $11.70         $(0.07)        $ 0.75              $0.68           $  --         $  --         $  --
1997                      10.00          (0.02)          1.72               1.70              --            --            --

INTERNATIONAL
EQUITY FUND/5/
----------------------------------------------------------------------------------------------------------------------------------
1998                     $10.27         $ 0.11         $ 1.84              $1.95           $0.09         $  --         $0.09
1997                      10.00           0.08           0.27               0.35            0.08            --          0.08

SOCIALLY
RESPONSIBLE FUND/5/
----------------------------------------------------------------------------------------------------------------------------------
1998                     $12.10         $ 0.27         $ 0.91              $1.18           $0.17         $0.12         $0.29
1997                      10.00           0.10           2.20               2.30            0.10          0.10          0.20

/1/ The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



RATIO/SUPPLEMENTAL DATA

                                                                                                           Ratio to Average Net
                                                                                                         Assets Before Waived &
                                                                                                           Reimbursed Expenses
                                                             Ratio of       Ratio of
Year           Net Asset                    Net Assets       Expenses       Net Income    Portfolio                     Ratio of
Ended          Value End         Total     End of Period     to Average     to Average     Turnover     Ratio of     Net Investment
12/31          of Period     Return/2/,/3/ (in thousands)    Net Assets     Net Assets       Rate      Expenses          Income
SHORT-TERM FUND/4/
------------------------------------------------------------------------------------------------------------------------------------

1998            $    9.98        4.97%         $ 1,331           0.69%         4.78%          0.00%       2.59%            2.88%
1997                 9.99        5.09            1,151           0.50          4.98           0.00        2.52             2.96
1996                10.03        5.02            1,229           0.53          4.93           0.00        2.44             3.02
1995                10.00        5.25            1,006           0.84          5.11           0.00        2.35             3.60
1994                10.08        3.89            1,114           0.49          3.78           0.00        2.36             1.91

SMALL CAP
GROWTH FUND/5/
------------------------------------------------------------------------------------------------------------------------------------

1998            $   12.38        5.81%         $28,655           1.11%        (0.59)%       168.31%       1.75%           (1.23)%
1997                11.70       17.01/6/        16,525           0.78         (0.19)         91.49        1.44            (0.85)

INTERNATIONAL
EQUITY FUND/5/
------------------------------------------------------------------------------------------------------------------------------------

1998            $   12.13       18.95%         $10,311           1.03%         0.99%         57.71%       2.06%           (0.04)%
1997                10.27        3.46/6/         5,214           0.46          1.29          31.99        1.82            (0.07)

SOCIALLY
RESPONSIBLE FUND/5/
------------------------------------------------------------------------------------------------------------------------------------

1998            $   12.99        9.80%         $35,564           0.64%         2.10%         41.63%       1.12%            1.62%
1997                12.10       23.04/6/         9,213           0.49          1.65          20.85        1.16             0.98

/4/ Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 1998.

/5/ Certain expenses for the Small Cap Growth, International Equity and Socially Responsible funds were assumed and/or waived by Horace Mann Investors since their beginning, March 10, 1997.

/6/  The returns are not annualized.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



[PIE CHART APPEARS HERE]

Cash & Other Net Assets   1%
Common & Preferred Stock 99%

Statement of Investments
Growth Fund

December 31, 1998


                                                     Number of         Market
                                                      Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCK

Aerospace/Defense 1.47%
        Northrop Grumman Corp.                        92,000         $ 6,728
        Precision Castparts Corp. (Rts.)              71,500           3,164
--------------------------------------------------------------------------------
                                                                       9,892
Automotive 4.02%
        Goodyear Tire & Rubber Co. (The)             306,500          15,459
        General Motors Corp.                         148,000          10,591
        Hertz Corp. - A                               19,600             894
--------------------------------------------------------------------------------
                                                                      26,944
Banks/Financial Services 14.57%
        Associates First Capital Corp. - A           434,200          18,399
        CIT Group, Inc. (The) - A                    347,800          11,064
        Citigroup, Inc.                              368,262          18,229
        Coast Federal Litigation Trust*               89,400             587
        Federal National Mortgage Association        136,300          10,086
        First Union Corp.                            295,426          17,966
        Heller Financial Inc. - A                    138,300           4,063
        National City Corp.                          233,200          16,907
        Washington Mutual, Inc.                       11,785             450
--------------------------------------------------------------------------------
                                                                      97,751
Business Services 0.21%
        Foster Wheeler Corp.                         109,000           1,437

Chemicals 1.32%
        IMC Global Inc.                              413,000           8,828

Communication Services 9.45%
        Ameritech Corp.                              151,500           9,601
        AT&T Corp.                                   145,400          10,941
        Bell Atlantic Corp.                          324,492          17,198
        GTE Corp.                                     85,200           5,538
        MCI WorldCom Inc.*                            79,100           5,675
        SBC Communications Inc.                      269,100          14,430
--------------------------------------------------------------------------------
                                                                      63,383
Computer Services/Equipment 5.82%
        Compaq Computer Corp.                        112,600           4,722
        First Data Corp.                             420,700          13,331
        Harris Corp.                                 147,700           5,410
        Hewlett-Packard Co.                          227,900          15,568
--------------------------------------------------------------------------------
                                                                      39,031
Consumer Products 3.15%
        Corn Products International,  Inc.           152,400           4,629
        Flowers Industries, Inc.                     359,950           8,616
        Kimberly Clark Corp.                         144,200           7,859
--------------------------------------------------------------------------------
                                                                      21,104

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Growth Fund

December 31, 1998


                                                    Number of         Market
                                                     Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCK (continued)

Energy 11.33%
        Amoco Corp.                                  175,100        $ 10,572
        Ashland Inc.                                 136,600           6,608
        Burlington Resources  Inc.                    84,800           3,037
        Conoco Inc. - A*                              71,800           1,499
        Equitable Resources, Inc.                    217,000           6,320
        National Fuel Gas Co.                         88,300           3,990
        Noble Drilling Corp.*                        152,500           1,973
        Shell Transport & Trading Co. PLC            134,600           5,005
        Texaco Inc.                                  196,200          10,374
        Union Pacific Resources Group Inc.           774,900           7,023
        Unocal Corp.                                  18,300             534
        USX-Marathon Group                           632,000          19,039
--------------------------------------------------------------------------------
                                                                      75,974
Entertainment Products 2.74%
        Brunswick Corp.                              262,400           6,494
        Eastman Kodak Co.                            165,100          11,887
--------------------------------------------------------------------------------
                                                                      18,381
Health Care/Pharmaceuticals 15.23%
        American Home Products Corp.                 153,200           8,627
        Baxter International Inc.                    326,100          20,972
        Columbia/HCA Healthcare Corp.                450,400          11,147
        Healthsouth Corp.*                           287,000           4,431
        Pharmacia & Upjohn Inc.                      333,600          18,890
        Tenet Healthcare Corp.*                      512,600          13,456
        United Healthcare Corp.                      116,000           4,995
        Wellpoint Health Networks, Inc. - A*         225,800          19,645
--------------------------------------------------------------------------------
                                                                     102,163
Insurance 4.63%
        Aetna Inc.                                    92,500           7,273
        CIGNA Corp.                                  145,200          11,226
        Marsh & McLennan Cos. Inc.                   121,700           7,112
        NAC Re Corp.                                 115,300           5,412
--------------------------------------------------------------------------------
                                                                      31,023
Manufacturing (Diversified) 4.48%
        Chart Industries Inc.                        271,200           2,068
        Cooper Industries Inc.                        33,300           1,588
        Deere & Co.                                  279,000           9,242
        Eaton Corp.                                  101,800           7,196
        Milacron Inc.                                228,200           4,393
        New Holland N.V                              402,300           5,532
--------------------------------------------------------------------------------
                                                                      30,019
Metals & Mining 1.93%
        Aluminum Co. of America                      173,500          12,937

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Growth Fund

December 31, 1998

                                                    Number of           Market
                                                      Shares            (000)
--------------------------------------------------------------------------------
COMMON STOCK (concluded)

Paper & Forest Products 1.74%
        Bowater Inc.                                   60,400         $  2,503
        Georgia Pacific Corp. (Timber Group)          287,500            6,846
        Sonoco Products Co.                            43,130            1,278
        Temple-Inland, Inc.                            17,800            1,056
--------------------------------------------------------------------------------
                                                                        11,683
Printing/Publishing 0.91%
        Gannett Inc.                                   95,000            6,128

Retail/Apparel 2.59%
        May Department Stores Co. (The)               151,900            9,171
        Penney (J.C.) Co., Inc.                       139,600            6,544
        Sports Authority, Inc. (The)*                 310,700            1,631
--------------------------------------------------------------------------------
                                                                        17,346
Transportation 4.03%
        Canadian National Railway Co.                 143,700            7,454
        CSX Corp.                                     105,300            4,370
        Delta Air Lines, Inc.                         225,800           11,742
        Ryder Systems, Inc.                           133,800            3,479
--------------------------------------------------------------------------------
                                                                        27,045

Utilities 7.29%
        American Electric Power Company, Inc.         127,900            6,019
        Central & South West Corp.                    204,000            5,597
        Consolidated Edison Co.                        72,100            3,812
        GPU, Inc.                                     308,500           13,632
        New England Electric System                   143,500            6,906
        Pinnacle West Capital Corp.                   195,800            8,297
        Scana Corp.                                   144,400            4,657
--------------------------------------------------------------------------------
                                                                        48,920
Waste Services 0.92%
        Waste Management Inc.                         132,500            6,178

--------------------------------------------------------------------------------
Total Common Stock 97.83%                                              656,167
        (Cost $589,680)
--------------------------------------------------------------------------------
PREFERRED STOCK

Printing/Publishing 1.30%
        News Corp. Ltd. (The) (ADR)                   353,800            8,734
        (Cost $6,159)

Total Common and Preferred Stock 99.13%                                664,901
        (Cost $595,839)

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Statement of Investments (concluded)
Growth Fund

December 31, 1998

                                          Principal
                                            Amount            Market
                                            (000)             (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT

Repurchase Agreement
        Lehman Brothers
          4.875%, 01/04/99, (secured
          by $5,360, US Treasury
          Strip, 05/15/21)                  $ 5,221         $  5,221
--------------------------------------------------------------------------------
Total Short-Term Investment 0.78%             5,221            5,221
        (Cost $5,221)
================================================================================
Total Investments 99.91%                                     670,122
        (Cost $601,060)

Cash and Other Assets in
        Excess of Liabilities 0.09%                              609
--------------------------------------------------------------------------------
Net Assets 100.00%                                          $670,731
================================================================================

* Non-income producing during the twelve months ended December 31, 1998 as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



[PIE CHART APPEARS HERE]

U.S. & Foreign Corporate Bonds/Notes  18.7%
U.S. & Foreign Government & Agency Obligations 18.2%
Common & Preferred Stock 60.3%
Cash & Other Net Assets 1.1%
Municipal Bonds 1.7%

Statement of Investments
Balanced Fund

December 31, 1998

                                                          Number of       Market
                                                           Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCK

Aerospace/Defense 0.87%
        Northrop Grumman Corp.                             35,400        $ 2,589
        Pecision Castparts Corp. (Rts.)                    25,400          1,124
--------------------------------------------------------------------------------
                                                                           3,713
Automotive 2.48%
        Goodyear Tire & Rubber Co. (The)                  122,300          6,169
        General Motors Corp.                               57,400          4,108
        Hertz Corp. - A                                     7,600            347
--------------------------------------------------------------------------------
                                                                          10,624
Banks/Financial Services 8.87%
        Associates First Capital Corp.- A                 180,400          7,644
        CIT Group, Inc. (The) - A                         125,700          3,999
        Citigroup, Inc.                                   136,997          6,781
        Coast Federal Litigation Trust*                    38,300            251
        Federal National Mortgage Association              56,200          4,159
        First Union Corp.                                 120,182          7,309
        Heller Financial Inc. - A                          52,700          1,548
        National City Corp.                                83,700          6,068
        Washington Mutual, Inc.                             5,002            191
--------------------------------------------------------------------------------
                                                                          37,950
Business Services 0.12%
        Foster Wheeler Corp.                               38,600            509

Chemicals 0.91%
        IMC Global Inc.                                   182,300          3,897

Communication Services 5.82%
        American Mobile Satellite Corp. (warrants)             25             --
        Ameritech Corp.                                    59,300          3,758
        AT&T Corp.                                         57,700          4,342
        Bell Atlantic Corp.                               126,948          6,728
        GTE Corp.                                          33,100          2,152
        KMC Telecom Holdings Inc.*                            475             --
        MCI WorldCom Inc.*                                 30,100          2,160
        SBC Communications Inc.                           107,200          5,749
--------------------------------------------------------------------------------
                                                                          24,889
Computer Services/Equipment 3.32%
        Compaq Computer Corp.                              43,400          1,820
        First Data Corp.                                  164,400          5,209
        Harris Corp.                                       33,200          1,216
        Hewlett-Packard Co.                                87,400          5,970
--------------------------------------------------------------------------------
                                                                          14,215
Consumer Products 2.00%
        Corn Products International, Inc.                  59,600          1,810
        Flowers Industries, Inc.                          156,400          3,744
        Kimberly Clark Corp.                               55,300          3,014
--------------------------------------------------------------------------------
                                                                           8,568

See notes to the financial statements

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                                   Number of        Market
                                                     Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK (continued)

Energy 7.12%
        Amoco Corp.                                  67,500        $ 4,075
        Ashland Inc.                                 58,000          2,806
        Burlington Resources Inc.                    32,600          1,167
        Conoco Inc. - A*                             27,600            576
        Equitable Resources, Inc.                    87,900          2,560
        National Fuel Gas Co.                        33,500          1,514
        Noble Drilling Corp.*                       108,100          1,398
        Shell Transport & Trading Co. PLC            50,900          1,893
        Texaco Inc.                                  81,000          4,283
        Union Pacific Resources Group Inc.          298,800          2,708
        Unocal Corp.                                  7,000            204
        USX-Marathon Group                          242,200          7,296
--------------------------------------------------------------------------------
                                                                    30,480
Entertainment Products 1.40%
        Brunswick Corp.                             105,000          2,599
        Eastman Kodak Co.                            47,000          3,384
--------------------------------------------------------------------------------
                                                                     5,983
Health Care/Pharmaceuticals 9.10%
        American Home Products Corp.                 58,600          3,300
        Baxter International Inc.                   125,600          8,078
        Columbia/HCA Healthcare Corp.               169,000          4,183
        Healthsouth Corp.*                          159,200          2,458
        Pharmacia & Upjohn Inc.                     125,100          7,084
        Tenet Healthcare Corp.*                     192,700          5,058
        United Healthecare Corp.                     43,600          1,878
        Wellpoint Health Networks, Inc. - A*         79,400          6,908
--------------------------------------------------------------------------------
                                                                    38,947
Insurance 2.71%
        Aetna Inc.                                   39,800          3,129
        CIGNA Corp.                                  42,600          3,294
        Marsh & McLennan Cos. Inc.                   47,200          2,758
        NAC Re Corp.                                 51,200          2,403
--------------------------------------------------------------------------------
                                                                    11,584
Manufacturing (Diversified) 2.82%
        Chart Industries Inc.                       117,900            899
        Cooper Industries Inc.                       16,300            777
        Deere & Co.                                 110,500          3,660
        Eaton Corp.                                  40,500          2,863
        Milacron Inc.                                84,400          1,625
        New Holland NV                              163,300          2,245
--------------------------------------------------------------------------------
                                                                    12,069
Metals & Mining 1.16%
        Aluminum Co. of America                      66,600          4,966

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998


                                                   Number of         Market
                                                     Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCK (concluded)

Paper & Forest Products 1.16%
        Bowater Inc.                                  32,100         $ 1,330
        Georgia-Pacific Corp. (Timber Group)         112,500           2,679
        Sonoco Products Co.                           17,900             530
        Temple-Inland, Inc.                            7,000             415
--------------------------------------------------------------------------------
                                                                       4,954
Printing/Publishing 0.54%
        Gannett Inc.                                  35,600           2,296

Retail/Apparel 1.69%
        May Department Stores Co. (The)               65,300           3,942
        Penney (J.C.) Co., Inc.                       56,200           2,634
        Sports Authority, Inc. (The)*                128,000             672
--------------------------------------------------------------------------------
                                                                       7,248
Transportation 2.54%
        Canadian National Railway Co.                 58,400           3,029
        CSX Corp.                                     42,100           1,747
        Delta Air Lines, Inc.                         87,600           4,555
        Ryder Systems, Inc.                           59,800           1,555
--------------------------------------------------------------------------------
                                                                      10,886
Utilities 4.37%
        American Electric Power Company, Inc.         38,400           1,807
        Central & South West Corp.                    89,000           2,442
        Consolidated Edison Co.                       30,100           1,592
        GPU, Inc.                                    117,500           5,192
        New England Electric System                   62,600           3,013
        Pinnacle West Capital Corp.                   68,200           2,890
        Scana Corp.                                   54,600           1,761
--------------------------------------------------------------------------------
                                                                      18,697
Waste Services 0.56%
        Waste Management Inc.                         51,300           2,392

Total Common Stock 59.56%                                            254,867
        (Cost $228,062)
--------------------------------------------------------------------------------
PREFERRED STOCK

Printing/Publishing 0.75%
        News Corp. Ltd. (The) ADR                    129,700           3,202

Telecommunications 0.00%
        Viatel Inc.                                       66              --
--------------------------------------------------------------------------------
Total Preferred Stock 0.75%                                            3,202
        (Cost $ 2,170)
--------------------------------------------------------------------------------
Total Common and Preferred Stock 60.31%                              258,069
        (Cost $230,232)
================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                              Principal
                                                Amount        Market
                                                (000)         (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT AND
AGENCY OBLIGATIONS

Treasury Bonds/Notes
        10.375%, 11/15/09                     $ 5,000        $ 6,386
        10.375%, 11/15/12                       1,500          2,070
        12.00%, 08/15/13                       10,000         15,267

Federal National Mortgage Association
        6.42%, 02/27/08                         1,500          1,512
        6.50%, 04/25/08                         1,800          1,822
        6.60%, 05/01/08                         1,500          1,523
        6.46%, 06/26/08                         1,000          1,012
        6.36%, 08/14/08                         1,215          1,226

Federal Home Loan Mortgage Corporation
        (Mortgage Backed Securities)
        9.50%, 08/01/01                             3              4
        9.50%, 09/01/01                             3              3
        9.50%, 10/01/01                            13             13
        9.25%, 11/01/02                            21             21
        8.25%, 10/01/07                            45             47
        8.25%, 11/01/07                            44             48
        8.75%, 05/01/08                            52             54
        8.50%, 08/01/08                            36             37
        9.00%, 09/01/08                            48             51
        8.00%, 09/01/09                            39             40
        8.00%, 04/01/10                            50             52
        7.00%, 09/01/10                            15             16
        7.00%, 10/01/10                            91             94
        7.00%, 12/01/10                            85             87
        7.00%, 01/01/11                         1,680          1,721
        7.00%, 02/01/11                         2,358          2,409
        6.50%, 03/01/11                         3,418          3,472
        7.00%, 03/01/11                         3,817          3,899
        7.00%, 04/01/11                         1,316          1,344
        7.00%, 07/01/11                           986          1,007
        6.00%, 08/01/12                            91             91
        6.00%, 09/01/12                            75             75
        6.00%, 01/01/13                            35             35
        6.00%, 02/01/13                           842            845
        6.00%, 06/01/13                           126            126
        6.00%, 10/01/13                           841            843
        6.00%, 11/01/13                           971            974
        6.50%, 10/01/18                         1,123          1,143

Federal National Mortgage Association
        (Mortgage Backed Securities)
        6.85%, 10/01/07                         1,702          1,827
        6.62%, 12/01/07                           406            425
        6.50%, 01/01/08                           124            127
        6.51%, 01/01/08                            86             89
        6.44%, 01/01/08                           594            624
        6.58%, 01/01/08                           104            109
        6.62%, 01/01/08                            60             63

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                                Principal
                                                 Amount        Market
                                                 (000)         (000)
--------------------------------------------------------------------------------
U.S AND FOREIGN GOVERNMENT AND AGENCY
OBLIGATIONS (continued)

Federal National Mortgage Association
        (Mortgage Backed Securities)
        6.47%, 02/01/08                         $  446        $  469
        6.42%, 06/01/08                            298           309
        6.34%, 06/01/08                            239           247
        6.23%, 07/01/08                            199           204
        6.25%, 07/01/08                            996         1,034
        6.265%, 06/01/08                           199           207
        6.21%, 08/01/08                            970         1,004
        5.845%, 01/01/09                           405           407
        5.98%, 01/01/09                            339           343
        6.31%, 07/01/08                            139           144
        8.75%, 02/01/10                            253           265
        10.25%, 07/01/13                             7             8
        6.50%, 02/01/14                            774           783
        8.00%, 08/01/14                            930           966
        8.50%, 09/01/14                            443           466
        8.50%, 01/01/15                            237           249
        8.50%, 03/01/15                            334           350
        6.50%, 08/01/15                            425           430
        6.50%, 03/01/18                            831           840
        6.50%, 04/01/18                            713           725
        6.50%, 05/01/18                            837           851
        6.00%, 06/01/18                          1,955         1,953
        7.50%, 10/01/22                            656           674
        7.50%, 07/01/23                            242           249

Government National Mortgage Association
        (Mortgage Backed Securities)
        11.00%, 12/15/00                            13            13
        9.50%, 08/20/01                             18            17
        9.50%, 10/20/01                             21            22
        9.50%, 07/20/02                             30            31
        9.50%, 12/20/02                             23            24
        9.50%, 01/20/03                             17            18
        9.50%, 02/20/03                             22            22
        9.50%, 05/20/03                             39            41
        9.50%, 08/20/03                             27            28
        9.50%, 09/20/03                             54            57
        9.50%, 11/20/03                             23            24
        9.50%, 09/20/04                             13            14
        8.25%, 05/15/06                             86            90
        8.50%, 01/15/20                             28            30
        8.50%, 02/15/21                            125           133
        8.50%, 06/15/21                             93            99
        8.50%, 08/15/21                             14            15
        8.00%, 05/20/22                            309           322
        8.50%, 04/15/23                            165           175
        7.50%, 12/15/23                          3,773         3,890

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT




Statement of Investments (continued)
Balanced Fund

December 31, 1998

                                                 Principal
                                                  Amount         Market
                                                  (000)          (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT AND AGENCY
OBLIGATIONS (concluded)

Collateralized Mortgage Obligation
(Planned Amortization Class) (Note 3)
        GE Cap Mortgage Services Inc.
        6.00%, 04/25/09                          $ 1,000        $   989
        FNMA 1993-182 Class H
        5.00%, 09/25/23                            1,709          1,654
        FNMA 1994-19 Class B
        5.00%, 01/25/24                            1,538          1,490

Foreign (U.S. dollar denominated)
        Canada Government
        7.50%, 03/01/01                            2,150          1,483
        SCL Term Aereo Santiago
        6.95%, 07/01/12                            1,500          1,499
--------------------------------------------------------------------------------
Total U.S. and Foreign Government and
  Agency Obligations 18.23%                       68,972         77,990
        (Cost $75,840)
--------------------------------------------------------------------------------
MUNICIPAL BONDS

        California Hsg Fin Agy Rev
        8.16%, 02/01/28                            1,120          1,233
        Denver CO City & County Sch Dist
        6.79%, 12/15/08                              930          1,003
        Horry Cnty SC Arpt Rev
        7.38%, 07/01/12                            1,450          1,595
        Ohio State Taxable Dev Assistance
        7.60%, 10/01/16                            1,250          1,393
        Oxnard CA Un High Sch Dist
        7.78%, 08/01/17                            1,000          1,074
        San Bernardino County
        7.09%, 08/01/11                            1,000          1,112
--------------------------------------------------------------------------------
Total Municipal Bonds 1.73%                        6,750          7,410
    (Cost $7,046)

--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE BONDS/NOTES

        Advanced Micro Devices Inc.
        11.00%, 08/01/03                             435            461
        Abraxas Petrolem Corp.
        11.50%, 11/01/04                             200            152
        Accuride Corp.
        9.25%, 02/01/08                              300            300
        Adelphia Communications Corp.
        8.375%, 02/01/08                             150            155
        AK Steel Corp.
        9.125%, 12/15/06                             250            262
        Akzo Nobel Inc.**
        6.00%, 11/15/03                            1,430          1,420
        Allbritton Communication Co.
        9.75%, 11/30/07                              200            212

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                          Principal
                                           Amount            Market
                                            (000)            (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES (continued)

        Allbritton Communication Co.
         8.875%, 02/01/08                   $  325          $  328
        Allied Waste**
         7.625%, 01/01/06                      145             147
        AMC Entertainment Inc.
         9.50%, 03/15/09                       200             204
        American Pad & Paper Co.
         13.00%, 11/15/05                      315             181
        American Standard Inc.
         7.625%, 02/15/10                       70              70
        Ameristeel Corp.
         8.75%, 04/15/08                       125             120
        Amphenol Corp.
         9.875%, 05/15/07                      250             255
        AMR Corp.
         9.00%, 09/15/16                     1,550           1,768
        Amresco Inc.
         9.875%, 06/17/29                      300             210
        AMSC Acquistion Inc.
         12.25%, 03/31/08                       75              46
        ARCO Chemical Co.
         9.80%, 02/01/20                       170             171
        Argo-Tech Corp.
         8.625%, 10/01/07                      250             237
        Argosy Gaming Co.
         13.25%, 06/01/04                      390             437
        Armco Inc.
         9.00%, 09/15/07                       215             217
        Armco Inc.
         8.875%, 12/01/08                      100             101
        Associates Corp. North America
         7.95%, 02/15/10                     1,500           1,758
        Aurora Foods Inc.
         9.875%, 02/15/07                      100             109
        Aurora Foods Inc.
         8.75%, 07/01/08                       100             104
        Banponce Corp.
         6.75%, 12/15/05                     1,760           1,748
        Bayou Steel Corp.
         9.50%, 05/15/08                       335             315
        Beckman Industries Inc.
         7.45%, 03/04/08                     1,500           1,505
        Big Flower Press Holding Inc.**
         8.875%, 07/01/07                       50              51
        Big Flower Press Holding Inc.
         8.625%, 12/01/08                       85              86
        Boise Cascade Office Products Co.
         7.05%, 05/15/05                     1,650           1,549
        BTI Telecom Corp.
         10.50%, 09/15/07                      400             302
        Buckeye Cellulose Corp.
         8.50%, 12/15/05                       150             152

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                         Principal
                                           Amount         Market
                                           (000)           (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES (continued)

Capstar Hotel Co.
 8.75%, 08/15/07                          $  200          $  196
Century Communications Corp.
 8.875%, 01/15/07                             65              72
Century Communications Corp.
 0.00%, 01/15/08                             800             410
Chancellor Media Corp.
 9.375%, 10/01/04                            170             178
Chevy Chase Bank F.S.B
 9.25%, 12/01/08                             150             150
Classic Cable Inc.**
 9.875%, 08/01/08                            175             182
Collins & Aikman Products Co.
 11.50%, 04/15/06                             50              52
Columbia/HCA Healthcare Corp.
 7.25%, 05/20/08                             175             168
Comcast Corp.
 9.375%, 05/15/05                            100             107
Computer Association Int'l Inc.
 6.50%, 04/15/08                           2,000           1,973
Concentric Network Corp.
 12.75%, 12/15/07                            200             204
Conseco Inc.
 6.80%, 06/15/05                           1,600           1,468
Container Corp of America
 9.75%, 04/01/03                             170             173
Container Corp of America
 10.75%, 05/01/02                             80              83
Contifinancial Corp.
 8.125%, 04/01/08                            350             245
Costilla Energy Inc.
 10.25%, 10/01/06                            350             245
Cross Timbers Oil Co.
 9.25%, 04/01/07                             300             277
CSC Holdings Inc.
 9.25%, 11/01/05                             150             161
CSC Holdings Inc.
 8.125%, 08/15/09                            100             107
Dailey International Inc.
 9.50%, 02/15/08                             450             207
Decision Holdings Corp.
 9.75%, 08/01/07                             200              92
Del Monte Foods Co.=
 0.00%, 12/15/07                             250             171
Delta Air Lines Inc.
 10.125%, 05/15/10                           886           1,108
Delta Air Lines Inc.
 9.75%, 05/15/21                             250             309
Dime Capital Trust
 9.33%, 05/06/27                           1,500           1,620
Duane Reade Inc.
 9.25%, 12/15/08                             575             592

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998


                                           Principal
                                             Amount            Market
                                              (000)            (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES (continued)

e. spire Communications Inc.+
 0.00%, 04/01/06                              $  250          $  150
e. spire Communications Inc.+
 0.00%, 07/01/08                                 400             156
EchoStar DBS Corp.
 12.50%, 07/01/02                                175             201
Echostar Satellite Broadcast Corp.+
 0.00%, 03/15/04                                 250             249
Energy Corp of America
 9.50%, 05/15/07                                 300             280
Engle Homes Inc.
 9.25%, 02/01/08                                 285             285
Fairchild Semiconductor Corp.
 10.125%, 03/15/07                               250             250
Falcon Building Products Inc.+
 0.00%, 06/15/07                                 300             172
Falcon Building Products Inc.
 9.50%, 06/15/07                                 150             131
Falcon Holdings Group LP+
 0.00%, 04/15/10                                 255             175
Falcon Holdings Group LP
 8.375%, 04/15/10                                250             251
Farmers Ins. Exch.**
 8.625%, 05/01/24                              1,500           1,789
Federal-Mogul Co.
 8.80%, 04/15/07                                 200             214
First Republic Bank
 7.75%, 09/15/12                               1,500           1,468
Fisher Scientific Int'l Inc.
 9.00%, 02/01/08                                 250             247
Fitzgeralds Gaming Corp.
 12.25%, 12/15/04                                110              59
Fonda Group Inc.
 9.50%, 03/01/07                                 250             214
Frontiervision Holding LP+
 0.00%, 09/15/07                                 225             188
Galey & Lord Inc.
 9.125%, 03/01/08                                200             174
Gaylord Container Corp.
 9.375%, 06/15/07                                300             255
GCI Inc.
 9.75%, 08/01/07                                 550             544
Globalstar Capital Corp.
 10.75%, 11/01/04                                350             252
Granite Broadcasting Corp.
 10.375%, 05/15/05                               150             151
Granite Boradcasting Corp.
 8.875%, 05/15/08                                300             285
Grove Worldwide LLC
 9.25%, 05/01/08                                 160             144
GST Networks FDG Inc.+
 0.00%, 05/01/08                                 250             110
GST Telecommunications Inc.**
 12.75%, 11/15/07                                 60              56

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                          Principal
                                           Amount          Market
                                            (000)          (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES (continued)

Hammon, John Q Hotels
 8.875%, 02/15/04                          $  250          $  233
Hayes Wheels Int'l Inc.
 9.125%, 07/15/07                             150             157
Hyperion Telecommunications Inc.
 12.25%, 09/01/04                             200             202
ICI Wilmington Inc.
 6.75%, 09/15/02                            1,500           1,510
Intermedia Communications Inc.
 8.875%, 11/01/07                             200             193
Intermedia Communications Inc.
 8.50%, 01/15/08                              350             332
Intermedia Communications Inc.
 8.60%, 06/01/08                              150             143
International Wire Group Inc.
 11.75%, 06/01/05                             100             105
Interpool Inc.
 7.35%, 08/01/07                            1,800           1,714
Iridium Cap Corp.
 11.25%, 07/15/05                             350             299
Iron Mountain Inc.
 8.75%, 09/30/09                              215             221
ITC Deltacom Inc.
 8.875%, 03/01/08                             270             263
ITC Deltacom Inc.**
 9.75%, 11/15/08                               45              47
IXC Communications Inc.
 9.00%, 04/15/08                              275             276
Jacor Communications Co.
 9.75%, 12/15/06                              250             276
JCAC Inc.
 10.125%, 06/15/06                            100             111
Johnstown America Inds. Inc.
 11.75%, 08/15/05                             235             248
K & F Industries Inc.
 9.25%, 10/15/07                              425             429
Kaufman & Broad Home Corp.
 9.625%, 11/15/06                             250             260
Key Plastics Inc.
 10.25%, 03/15/07                              85              79
KMC Telecom Holdings Inc.**+
 0.00%, 02/15/08                              475             228
K N Energy Inc.
 6.65%, 03/01/05                            1,500           1,516
L-3 Communications Corp.
 8.50%, 05/15/08                               50              51
L-3 Communications Corp.**
 8.00%, 08/01/08                               90              90
Laroche Industries Inc.
 9.50%, 09/15/07                              150             120
LDM Technologies Inc.
 10.75%, 01/15/07                             210             204

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                            Principal
                                             Amount           Market
                                             (000)            (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES (continued)

Level 3 Comm Inc.
 9.125%, 05/01/08                            $  455          $  451
Liberty Financial Cos. Inc.
 6.75%, 11/15/08                              1,205           1,240
Lin Holdings Corp.+
 0.00%, 03/01/08                                650             455
Loews Ciniplex Entertainment Corp.
 8.875%, 08/01/08                               230             237
Lumberman's Mutual Casualty Co.**
 9.15%, 07/01/26                              2,000           2,337
Mark IV Inds. Inc.
 7.75%, 02/01/08                                150             149
Mastec Inc.
 7.75%, 02/01/08                                100              97
McLeodUSA Inc.
 9.25%, 07/15/07                                 50              52
McLeodUSA Inc.
 8.375%, 03/15/08                               100             100
MGC Communications Inc.
 13.00%, 10/01/04                               100              67
MJD Communications Inc.
 9.50%, 05/01/08                                150             148
Moog Inc.
 10.00%, 05/01/16                               120             123
Morgan Stanley Group Inc.
 8.33%, 01/15/07                              1,500           1,727
MTL Inc.**
 10.00%, 06/15/06                               200             194
Muzak LP/Muzak Capital
 10.00%, 10/01/03                               115             119
Nash Finch Corp.
 8.50%, 05/01/08                                150             142
Neenah Corp.**
 11.125%, 05/01/07                              220             226
Newfield Exploration Co.
 7.45%, 10/15/07                              1,550           1,510
News America Holdings Inc.
 8.00%, 10/17/16                              2,000           2,203
Nextel Communications Inc.
 0.00%, 10/31/07                              1,100             671
NEXTLINK Communications Inc.
 9.45%, 04/15/08                                615             354
Nortek Inc.
 9.125%, 09/01/07                               250             258
Nortek Inc.**
 8.875, 08/01/08                                 55              56
NRG Energy Inc.
 7.50%, 06/15/07                              1,550           1,633
Numatics Inc.
 9.625%, 04/01/08                               200             187
Olympic Financial LTD
 11.50%, 03/15/07                               100              76
Olympic Financial LTD (Wt.)
 11.50%, 03/15/07                               100              74

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                              Principal
                                               Amount           Market
                                               (000)            (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES (continued)

Owens & Minor Inc.
 10.875%, 06/01/06                             $  415          $  445
Paging Network Inc.
 10.125%, 08/01/07                                250             240
Pierce Leahy Corp.
 9.125%, 07/15/07                                 250             263
Pioneer Americas Acquisition Corp.
 9.25%, 06/15/07                                  200             160
Plains Resources Inc.
 10.25%, 03/15/06                                 300             300
P & L Coal Holdings Corp.
 9.625%, 05/15/08                                 650             657
PP & L Capital Funding Inc.
 6.79%, 11/22/04                                1,510           1,523
Price Communications Wireless Inc.**
 9.125%, 12/15/06                                 150             151
Pride Petroleum Services Inc.
 9.375%, 05/01/07                                 100              91
PSINet Inc.
 10.00%, 02/15/05                                 400             396
PSINet Inc.**
 11.50%, 11/01/08                                 125             131
Purina Mills Inc.
 9.00%, 03/15/10                                   45              46
Qwest Communications Int'l Inc.**
 7.50%, 11/01/08                                  165             170
Republic NY Corp.
 9.30%, 06/01/21                                1,700           2,259
Resource America Inc.
 12.00%, 08/01/04                                 120             103
Revlon Consumer Products Corp.
 8.625%, 02/01/08                                  50              46
Revlon Worldwide Parent
 0.00%, 03/15/01                                  435             250
Rifkin ACQ Partners LP
 11.125%, 01/15/06                                 50              55
Scotsman Group Inc.
 8.625%, 12/15/07                                 110             113
Silgan Corp.
 9.00%, 06/01/09                                  300             304
Sovereign Specialty Chemicals
 9.50%, 08/01/07                                  350             348
Sprint Captial Corp.
 5.70%, 11/15/03                                  935             935
Standard PAC Corp.
 8.50%, 06/15/07                                  450             457
Staples Inc.
 7.125%, 08/15/07                               1,000           1,014
Stater Brothers Holdings Inc.
 9.00%, 07/01/04                                   55              53
Station Casinos Inc.**
 8.875%, 12/01/08                                 300             305
Sullivan Graphics Inc.
 12.75%, 08/01/05                                 295             299
TCI Communications Inc.
 8.00%, 08/01/05                                1,000           1,126

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Balanced Fund

December 31, 1998

                                         Principal
                                          Amount          Market
                                           (000)           (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES (continued)

Telecommunications Tech. Co.
 9.75%, 05/15/08                          $  280          $  276
Terra Industries
 10.50%, 06/15/05                            150             154
Tesoro Petroleum Corp.
 9.00%, 07/01/08                             275             267
Texas Petrochemicals Corp.
 11.125%, 07/01/06                           100              98
Time Warner Telecom LLC
 9.75%, 07/15/08                             250             262
Toll Corp.
 7.75%, 09/15/07                             100             100
Toyota Motor Credit Corp.
 5.625%, 11/13/03                            750             754
Trico Marine Services Inc.
 8.50%, 08/01/05                             125             108
Tricon Global Restraurants Inc.
 7.65%, 05/15/08                             150             157
True Temper Sports Inc.**
 10.875%, 12/01/08                           215             214
Tuboscope Vetco Int'l Inc.
 7.50%, 02/15/08                             250             230
UNICCO Services Corp.
 9.875%, 10/15/07                            250             241
Unisys Corp.
 11.75%, 10/15/04                            100             116
United Air Lines Inc.
 10.67%, 05/01/04                            672             795
United Air Lines Inc.
 9.125%, 01/15/12                            843             990
Universal Hospital Services
 10.25%, 03/01/08                            150             129
USA Networks Inc.**
 6.75%, 11/15/05                           1,500           1,506
Verio Inc.
 10.375%, 04/01/05                           250             244
Verio Inc.**
 11.25%, 12/01/08                            150             151
Viatel Inc.**
 11.25%, 04/15/08                            131             134
Weirton Steel Corp.
 11.375%, 07/01/04                           265             236
WESCO Distribution Inc.
 9.125%, 06/01/08                            350             350
Western Financial BK-FSB
 8.875%, 08/01/07                            385             277
World Color Press Inc.**
 8.375%, 11/15/08                            175             175

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Statement of Investments (concluded)
Balanced Fund

December 31, 1998

                                                           Principal
                                                            Amount             Market
                                                            (000)              (000)
-------------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES (concluded)

Asset Backed
        AESOP Funding II LLC**
         6.14%, 05/20/06                                  $    825           $    825
        Banc One Auto Grantor Trust 96-B A
         6.55%, 02/15/03                                       256                258
        Ford Credit Grantor Trust 95-B A
         5.90%, 10/15/00                                       291                291
        IBM Credit Trust 93-1 A
         4.55%, 11/15/00                                        41                 41
-------------------------------------------------------------------------------------

Total U.S. and Foreign Corporate
Bonds/Notes 18.68%                                         82,770             79,945
        (Cost $80,479)

-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT

Repurchase Agreement
        Lehman Brothers
         4.875%, 01/04/99, (secured by
         $1,578, US Treasury Strip, 08/15/21)               1,547              1,547
-------------------------------------------------------------------------------------
Total Short-Term Investment 0.36%                           1,547              1,547
        (Cost $1,547)
-------------------------------------------------------------------------------------

Total Investments 99.31%                                                     424,961
        (Cost $395,144)

Cash and Other Assets in
        Excess of Liabilities 0.69%                                           2,959
-------------------------------------------------------------------------------------
Net Assets 100.00%                                                         $427,920
=====================================================================================

 * Non-income producing during the twelve months ended December 31, 1998 as this security did not pay dividends.

** Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 1998 these securities amounted to $10,585,000 or 2.5 percent of net assets.

 + Denotes a step bond: A zero coupon bond that converts to a fixed or variable rate at a future date.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]

U.S. & Foreign Government
& Agency Obligations       47.0%
U.S. & Foreign Corporate
Bonds/Notes                43.9%
Municipal Bonds             6.2%
Cash & Other Net Assets     2.9%

Statement of Investments
Income Fund

December 31, 1998

                                                 Principal
                                                   Amount         Market
                                                   (000)           (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
GOVERNMENT
AND AGENCY
OBLIGATIONS

Treasury Bonds/Notes
        10.375%, 11/15/09                         $  300          $  383
        10.375%, 11/15/12                            350             483
        12.00%, 08/15/13                             750           1,145

Federal National Mortgage Association
        6.56%, 02/05/08                              100             101
        6.50%, 04/25/08                              100             101
        6.60%, 05/01/08                              100             103
        6.59%, 05/21/08                              120             122
        6.29%, 06/20/08                              100             100
        6.36%, 08/14/08                              150             151

Federal Home Loan Mortgage Corporation
        (Mortgage Backed Securities)
        9.50%, 03/01/01                               14              15
        9.50%, 06/01/01                                7               7
        9.50%, 08/01/01                                7               7
        9.50%, 10/01/01                                6               6
        7.00%, 11/01/03                               26              27
        7.00%, 01/01/11                              278             284
        7.00%, 03/01/11                              517             529
        7.00%, 04/01/11                              545             557
        7.00%, 07/01/11                               81              83
        8.00%, 12/01/11                                9               9
        6.00%, 01/01/14                              136             137
        6.50%, 10/01/18                              147             149

Federal National Mortgage Association
        (Mortgage Backed Securities)
        6.85%, 10/01/07                              223             239
        6.44%, 01/01/08                               89              94
        6.47%, 02/01/08                               69              73
        6.25%, 07/01/08                              140             145
        6.21%, 08/01/08                              139             144
        8.00%, 11/01/09                                7               7
        8.00%, 10/01/14                               43              45
        8.00%, 01/01/17                               89              92
        7.75%, 04/01/17                              174             181
        6.50%, 04/01/18                               95              97
        6.50%, 05/01/18                               93              95
        6.00%, 06/01/18                               98              98

Government National Mortgage Association
        (Mortgage Backed Securities)
        11.50%, 03/15/10                               9              10
        12.00%, 03/15/14                               2               2
        12.00%, 04/15/14                               1               2
        12.00%, 12/15/14                              10              12
        12.00%, 03/15/15                               7               7
        12.00%, 04/15/15                               3               4
        12.50%, 04/15/15                               1               1
        12.00%, 06/15/15                               6               6
        12.00%, 07/15/15                               2               2
        12.00%, 11/15/15                              14              16
         9.50%, 08/15/17                              64              69

See notes to the financial statements

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Income Fund

December 31, 1998

                                                     Principal
                                                      Amount            Market
                                                       (000)            (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
GOVERNMENT
AND AGENCY
OBLIGATIONS
  (concluded)

Collateralized Mortgage Obligation
(Planned Amortization Class)(Note 3)
   FHLMC 1737-Class E
         6.00%, 12/15/17                              $  220          $  221
   FNMA 1993 119-Class H
         6.50%, 07/25/23                                 145             146

Foreign (U.S. dollar denominated)
        Canada Government
         7.50%, 03/01/01                                 150             103
        SCL Term Aereo Santiago
         6.95%, 07/01/12                                 150             150

Total U.S. and Foreign Government and
        Agency Obligations 47.00%                      5,736           6,560
        (Cost $6,393)

MUNICIPAL BONDS

        Baltimore MD Taxable Cons Public Series B
         7.25%, 10/15/17                                 125             130
        California Hsg Fin Agy Rev
         8.16%, 02/01/28                                 125             138
        Horry Cnty SC Arpt Rev
         7.38%, 07/01/12                                 120             132
        Ohio State Taxable Dev Assistance
         7.60%,10/01/16                                  100             111
        Orange Cnty CA Pension Oblg Taxable Ref-A
         7.16%, 09/01/06                                 100             108
        San Bernardino County
         7.09%, 08/01/11                                 100             111
        San Diego Cnty CA Pension Taxable Series A
         6.59%, 08/15/07                                 125             133
--------------------------------------------------------------------------------

Total Municipal Bonds 6.18%                              795             863
        (Cost $831)

--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES

        AMR Corp.
         9.00%, 09/15/16                                 126             144
        Associates Corp. North America
         7.95%, 02/15/10                                 110             129
        Banc One Corp.
         9.875%, 03/01/09                                150             196
        Banponce Corp.
         6.75%, 12/15/05                                 200             199
        Beckman Industries Inc.
         7.45%, 03/04/08                                 100             100
        Boise Cascade Office Products Co.
         7.05%, 05/15/05                                 100              94
        Citicorp
         8.625%, 12/01/02                                119             131
        Coltec Industries Inc.
         7.50%, 04/15/08                                 100             106

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Income Fund

December 31, 1998


                                                  Principal
                                                   Amount            Market
                                                   (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
  (continued)

Computer Association Int'l Inc.
 6.50%, 04/15/08                                 $   100           $    99
Conseco Inc.
 6.80%, 06/15/05                                     130               119
CSC Holdings Inc.
 7.25%, 07/15/08                                     150               150
Delta Air Lines Inc.
 9.75%, 05/15/21                                     150               185
Dime Capital Trust
 9.33%, 05/06/27                                     160               173
Donaldson Lufkin and Jenrette
 6.90%, 10/01/07                                     130               137
Du Pont E I De Nemours & Co.
 8.125%, 03/15/04                                    150               170
Farmers Ins. Exch.**
 8.625%, 05/01/24                                    150               179
First Union Corp.
 8.125%, 06/24/02                                    150               162
First Republic Bank
 7.75%, 09/15/12                                     150               147
General Electric Cap Corp.
 8.70%, 05/21/07                                     100               121
Heller Financial Inc.
 5.875%, 11/01/00                                    150               150
ICI Wilmington Inc.
 6.75%, 09/15/02                                     150               151
Interpool Inc.
 7.35%, 08/01/07                                     150               143
K N Energy Inc.
 6.65%, 03/01/05                                     100               101
Lumberman's Mutual Casualty Co.**
 9.15%, 07/01/26                                     200               234
Morgan Stanley Group Inc.
 6.375%, 08/01/02                                    150               153
NCNB Corp.
 10.20%, 07/15/15                                    135               185
Newfield Exploration Co.
 7.45%, 10/15/07                                     150               146
News America Holdings Inc.
 8.00%, 10/17/16                                     200               220
NRG Energy Inc.
 7.50%, 06/15/07                                     150               158
Pitney Bowes Credit Corp.
 8.55%, 09/15/09                                      91               112
PP & L Capital Funding Inc.
 6.79%, 11/22/04                                     150               151
Praxair Inc.
 6.75%, 03/01/03                                     150               152
Quaker Oats Co.
 7.51%, 05/02/05                                     160               174
Republic NY Corp.
 9.30%, 06/01/21                                     165               219
Sprint Capital Corp.
 5.70%, 11/15/03                                     100               100

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


Statement of Investments (concluded)
Income Fund

December 31, 1998

                                                   Principal
                                                     Amount            Market
                                                     (000)             (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE
BONDS/NOTES
 (concluded)

        Staples Inc.
         7.125%, 08/15/07                           $   100           $   101
        TCI Communications Inc.
         8.00%, 08/01/05                                150               169
        Toyota Motor Credit Corp.
         5.625%, 11/13/03                                75                75
        Transamerica Financial Corp.
         6.125%, 11/01/01                               150               151
        United Air Lines Inc.
         10.67%, 05/01/04                               100               118
        USA Networks Inc.**
         6.75%, 11/15/05                                150               151

Asset Backed
        Banc One Auto Grantor Trust 96-B A
         6.55%, 02/15/03                                 34                34
        Ford Credit Grantor Trust 95-B A
         5.90%, 10/15/00                                 37                36
        IBM Credit Trust 93-1 A
         4.55%, 11/15/00                                  6                 6
--------------------------------------------------------------------------------

Total U.S. and Foreign Corporate
        Bonds/Notes 43.92%                            5,828             6,131
        (Cost $5,943)

SHORT-TERM INVESTMENT

Repurchase Agreement
        Lehman Brothers
         4.875%, 01/04/99 (secured by $275
        US Treasury Strip, 08/15/20)                    267               267
--------------------------------------------------------------------------------
Total Short-Term Investment 1.91%                       267               267
        (Cost $267)
--------------------------------------------------------------------------------
Total Investments 99.01%                                               13,821
        (Cost $13,434)
--------------------------------------------------------------------------------
Cash and Other Assets in
        Excess of Liabilities 0.99%                                       138
--------------------------------------------------------------------------------

Net Assets 100.00%                                                    $13,959
================================================================================

** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 1998 these securities amounted to $564,000 or 4.0 percent of net assets.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


  [PIE CHART APPEARS HERE]
U.S. Agency Obligations, Cash
  & Other Net Assets 100%


Statement of Investments
Short-Term Investment Fund
December 31, 1998

                                                        Principal
                                                          Amount        Market
                                                          (000)          (000)
--------------------------------------------------------------------------------
U.S. AGENCY
OBLIGATI0NS

Federal Farm Credit Bank Discount Notes
        4.75%, 01/12/99                                  $    45         $   45
        5.05%, 01/15/99                                      115            115
        4.94%, 03/03/99                                      167            166

Federal Home Loan Bank Discount Notes
        4.90%, 02/10/99                                      105            104
        4.90%, 03/04/99                                      100             99

Federal Home Loan Mortgage Corp. Discount Notes
        5.00%, 01/25/99                                      160            159
        5.12%, 01/26/99                                       30             30
        5.01%, 01/28/99                                       70             70

Federal National Mortgage Association Discount Notes
        4.73%, 02/12/99                                       60             60
        4.85%, 03/23/99                                      150            148
        4.90%, 04/23/99                                       36             36

Student Loan Marketing Discount Note
        4.70%, 01/04/99                                      300            300
--------------------------------------------------------------------------------

Total Investments 100.08%                                  1,338          1,332
        (Cost $1,331)

Liabilities in Excess of
        Cash and Other Assets (0.08%)                                        (1)
--------------------------------------------------------------------------------

Net Assets 100.00%                                                       $1,331
================================================================================


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]

Common Stock       94.6%
Cash & Other
Net Assets          5.4%


Statement of Investments
Small Cap Growth Fund

December 31, 1998

                                                        Number of       Market
                                                         Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCK

Auto/Accessories 0.73%
        Gentex Corp.*                                     3,000        $    60
        Kroll-O'Gara Co.*                                 3,800            149
--------------------------------------------------------------------------------
                                                                           209
Biotechnology/Pharmaceuticals 8.80%
        Biomatrix, Inc.*                                  2,700            157
        Catalytica, Inc.*                                19,100            345
        Coulter Pharmaceutical, Inc.*                     9,400            277
        Incyte Pharmaceutical, Inc.*                       6800            253
        MiniMed Inc.*                                     3,300            346
        PathoGenesis Corp.*                               7,200            410
        Roberts Pharmaceutical Corp.*                     3,500             76
        Serologicals Corp.*                              12,450            369
        Shire Pharmaceuticals Group PLC (ADR)*           14,700            288
--------------------------------------------------------------------------------
                                                                         2,521
Broadcasting 0.41%
        CD Radio Inc.*                                    3,500            119

Business Services 9.52%
        Abacus Direct Corp.*                              4,400            201
        Bright Horizons, Inc.                             7,436            201
        Catalina Marketing Corp.*                         3,700            253
        CSG Systems International, Inc.*                  7,400            583
        Imax Corp.*                                       4,800            152
        Lason, Inc.*                                      6,900            401
        Metzler Group, Inc. (The)*                        9,700            472
        NCO Group, Inc.*                                  9,450            425
        Profit Recovery Group International Inc. (The)*    1100             41
--------------------------------------------------------------------------------
                                                                         2,729
Communication Services/Equipment 4.52%
        Aware, Inc.*                                      2,900             79
        Carrier Access Corp.*                             6,300            215
        Concord Communications, Inc.*                     9,100            519
        Excel Switching Corp.*                            1,600             61
        Polycom, Inc.*                                     7100            158
        STAR Telecommunications, Inc.*                      148              2
        Superior Telecom Inc.                             5,500            260
--------------------------------------------------------------------------------
                                                                         1,294
Computer Services/Equipment 13.67%
        Affiliated Computer Services, Inc. - A*           6,300            284
        C-Cube Microsystems Inc.*                         3,900            106
        Data General Corp.*                               6,500            107
        International Network Services *                 11,200            743
        Jack Henry & Associates                           5,100            254
        MedQuist Inc.*                                   14,800            585
        Metromedia Fiber Network, Inc. - A*              21,600            718
        Mips Technologies, Inc.*                         10,300            329
        National Computer Systems, Inc.                  10,700            393
        Whittman-Hart, Inc.*                             14,400            399
--------------------------------------------------------------------------------
                                                                         3,918

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Small Cap Growth Fund

December 31, 1998

                                                            Number of    Market
                                                             Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCK
  (continued)

Computer Software 21.96%
        Acclaim Entertainment, Inc.*                          4,400      $   54
        Advantage Learning Systems, Inc.*                     2,500         164
        Ardent Software, Inc.*                                2,500          57
        Aspect Development, Inc.*                            10,200         455
        BindView Development Corp.*                           1,400          38
        Checkpoint Software Technoligies Ltd.*                2,800         128
        Clarify, Inc.*                                        6,000         146
        Dendrite International Inc.*                         10,800         267
        Eclipsys Corp.*                                       5,600         161
        Factset Research Systems Inc.*                          900          56
        Geotel Communications Corp.*                         13,300         492
        Great Plains Software, Inc.*                          2,200         106
        INSpire Insurance Solutions, Inc.*                    3,300          60
        International Telecommunication Sys., Inc.*           5,250          76
        ISS Group, Inc.*                                      1,900         105
        Macromedia, Inc.*                                    15,500         520
        Mapics, Inc.*                                         8,100         134
        Mercury Interactive Corp.*                            8,900         562
        New Era of Networks, Inc.*                           11,100         486
        Peregrine Systems Inc.*                              11,200         519
        Progress Software Corp.*                              8,150         275
        VeriSign, Inc.*                                       5,500         325
        Veritas Software Corp.*                               5,150         308
        Vitesse Semiconductor Corp.*                          8,700         396
        Wind River Systems, Inc.*                             8,600         403
--------------------------------------------------------------------------------
                                                                          6,293
Educational Services 1.85%
        Devry, Inc.*                                          5,300         162
        Strayer Education, Inc.                               4,050         142
        Sylvan Learning Systems, Inc.*                        7,450         227
--------------------------------------------------------------------------------
                                                                            531
Electrical Equipment/Electronics 9.44%
        Cytyc Corp.*                                          4,400         113
        Flextronics International Ltd.*                       6,000         513
        PMC-Sierra, Inc.*                                     7,900         498
        Power Integrations, Inc.*                             4,700         118
        Qlogic Corp.*                                         2,700         351
        RF Micro Devices, Inc.*                               2,000          92
        Semtech Corp.*                                        5,600         199
        Sipex Corp.*                                          6,800         239
        Transwitch Corp.*                                    11,300         439
        Veeco Instruments, Inc.                               2,700         142
--------------------------------------------------------------------------------
                                                                          2,704

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Small Cap Growth Fund

December 31, 1998

                                                       Number of         Market
                                                         Shares           (000)
-------------------------------------------------------------------------------
COMMON STOCK
  (continued)

Financial Services 0.95%
        Investors Financial Services Corp.                  800          $   48
        Nova Corp.*                                       6,500             225
--------------------------------------------------------------------------------
                                                                            273
Food Services 1.26%
        Merkert American Corp.*                            4000              61
        Papa John's International, Inc.*                  6,800             299
--------------------------------------------------------------------------------
                                                                            360
Health Care/Services 8.82%
        Hanger Orthopedic Group, Inc.*                    8,700             196
        Orthodontic Centers of America, Inc.*            14,000             272
        Osteotech, Inc.*                                    700              33
        Patterson Dental Co.*                            15,350             666
        Perclose, Inc.*                                     500              17
        Province Healthcare Co.*                          9,496             335
        Renal Care Group, Inc.*                          19,275             559
        Sunrise Assisted Living, Inc.*                    6,400             330
        Veterinary Centers of America, Inc.*              6,000             119
--------------------------------------------------------------------------------
                                                                          2,527
Internet Services 4.25%
        EarthLink Network, Inc.*                          3,100             176
        Excite, Inc.*                                     2,400             101
        Infoseek Corp.*                                   3,600             177
        Inktomi Corp.*                                    2,300             299
        Lycos, Inc.*                                      3,100             172
        MindSpring Enterprises, Inc.*                     2,500             153
        PSINet Inc.*                                      3,800              79
        Secure Computing Corp.*                           2,900              55
        Ticketmaster Online-Citysearch, Inc. - B*           100               6
--------------------------------------------------------------------------------

Recreational/Entertainment 3.03%
        Action Performance Companies, Inc.*               1,100              39
        Championship Auto Racing Teams, Inc.*             7,900             234
        Cinar Films, Inc. - B*                           18,000             450
        Dover Downs Entertainment, Inc.                   1,100              13
        Speedway Motorsports, Inc.*                       4,600             131
--------------------------------------------------------------------------------
                                                                            867

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Statement of Investments (concluded)
Small Cap Growth Fund

December 31, 1998


                                                        Number of        Market
                                                          Shares          (000)
--------------------------------------------------------------------------------
COMMON STOCK
  (concluded)

Retail/Apparel 5.38%
        AnnTaylor Stores Corp.*                            11,200        $  442
        Children's Place Retail Stores, Inc. (The)*         3,900            98
        Duane Reade Inc.*                                   3,200           123
        Hollywood Entertainment Corp.*                      5,300           143
        Insight Enterprises, Inc.*                          6,001           305
        Linens 'N Things. Inc.*                             9,400           372
        Select Comfort Corp.*                               2,200            58
--------------------------------------------------------------------------------
                                                                          1,541
Total Common Stock 94.59%                                                27,104
        (Cost $20,812)
================================================================================

                                                          Principal
                                                           Amount        Market
                                                            (000)        (000)
--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT

Federal Home Loan Mortgage Discount Note
        4.30%, 01/04/99                                   $ 1,529       $ 1,529
--------------------------------------------------------------------------------
Total Short-Term Investment 5.33%                           1,529         1,529
        (Cost $1,529)
--------------------------------------------------------------------------------
Total Investments 99.92%                                                 28,633
        (Cost $22,341)

Cash and Other Assets in
        Excess of Liabilities 0.08%                                          22
--------------------------------------------------------------------------------

Net Assets 100.00%                                                      $28,655
--------------------------------------------------------------------------------

 .    Non-income producing during the twelve months ended December 31, 1998 as this security did not pay divdends.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


Statement of Investments
International Equity Fund

December 31, 1998

[CHART APPEARS HERE]

Latin America 0.6%
North America 1.3%
Cash & Other Net Assets 10.4%
Pacific 16.7%
Europe 71.0%



                                                          Number of      Market
                                                            Shares        (000)
--------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK

Argentina 0.64%
        YPF Associadad-D Spons (ADR) (Oil Companies)         2,353       $   66

Australia 1.49%
        AMP Limited (Insurance)*                             1,600           20
        Broken Hill Proprietary (Steel & Metals)             7,900           58
        WMC Ltd. (Steel & Metals)                           15,600           47
        Woodside Petro Ltd. (Oil Companies)                  6,200           28
--------------------------------------------------------------------------------
                                                                            153
Canada 1.25%
        Canadian National Railway Co. (Railroads)            2,462          128

China 0.60%
        Anhui Expressway Co Ltd. - H (Trucking)             62,000            7
        China Telecom - Local (Telecommunications)*          6,000           10
        GZI Transport Limited (Trucking)                    25,000            5
        Jiangsu Expressway (Trucking)                       50,000           11
        Shenzhen Expressway (Trucking)                      52,000           12
        Sichuan Expressway (Trucking)                       57,000            5
        Zhejiang Expressway (Trucking)                      54,000           11
--------------------------------------------------------------------------------
                                                                             61
Denmark 0.26%
        Unidanmark-6 (Banking)                                 300           27

Finland 3.27%
        Fortum Oyj (Oil Companies)*                          6,900           42
        Nokia AB - A (Telecom Equipment)                     1,730          210
        PohJola Insurance Co., Ltd. - B (Insurance)          1,566           85
--------------------------------------------------------------------------------
                                                                            337
France 15.40%
        ACCOR SA (Hotels & Casinos)                            640          139
        AXA UAP (Insurance)                                    839          122
        Bic SA (Office Supplies)                               788           44
        Carrefour Supermarche SA (Food & Beverage)              65           49
        Casino Guichardo Perrach pfd. (Retail)               1,335           86
        Christian Dior (Apparel)                               571           63
        Credit Coml De France CCF (Banking)                    751           70
        CSF(Thomson) (Aerospace)                             2,547          109
        France Telecom SA (Telecommunications)                   7            1
        Groupe Danone (Food & Beverage)                        290           83
        L'air Liquide (Chemicals)                              259           48
        Lagardere Groupe (Diversified Manufacturer)          2,809          119
        Louis Vuitton Moet-Hennessy (Retail)                   446           88
        Michelin Cgde - B (Diversified Manufacturer)         1,560           62
        Pernod Ricard (Alcohol & Tobacco)                      438           28
        Rhone-Poulenc SA - A (Chemicals)                     1,674           86
        Societe Elf Aquitane SA (Oil Companies)              1,010          117
        Suez Lyonnaise Des Eaux (Water Supply)                 738          152
        Stmicroelectronics (Electronic Components)*            797           63
        Valeo SA (Automobiles)                                 777           61
--------------------------------------------------------------------------------
                                                                          1,590

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

International Equity Fund

December 31, 1998


COMMON AND
PREFERRED STOCK                                                 Number of       Market
 (continued)                                                     Shares         (000)
--------------------------------------------------------------------------------------

Germany 17.85%
        Allianz AG (Insurance)                                       416       $  153
        BASF AG (Chemicals)                                        2,666          102
        Bayerische Hypo-Und Vereinsbank AG (Banking)               1,407          110
        Duetsche Telekom ADR (Telecommunications)                  5,374          177
        Duetsche Telekon AG (Telecommunications)                     400           13
        Heidelberger Druckmaschinen (Printing & Publishing           235           17
        Hoechst AG (Chemicals)                                     4,350          180
        Mannesmann AG (Diversified Manufacturer)                   1,573          180
        Metro AG (Retail)                                          1,735          138
        Munchener Ruckers (Wts.) (Insurance)                           9            -
        Munchener Ruckers (Insurance)                                304          147
        RWE (Natural Gas)                                          1,254           69
        SAP AG pfd. (Computer Software)                              216          103
        Schering AG (Pharmaceuticals)                              1,201          151
        Siemens AG (Electrical Products)                           1,174           76
        VEBA AG (Electric Utilities)                               2,257          135
        Viag AG (Diversified Manufacturer)                           152           89
-------------------------------------------------------------------------------------
                                                                                1,840
Hong Kong 3.41%
        Cheung Kong Hlds Ltd. (Real Estate)                       11,000           79
        Citic Pacific (Financial)                                 28,000           60
        Cosco Pacific Ltd. (Investment Company)                   35,000           15
        Hutchison Whampoa, Ltd. (Diversified Manufacturer)         8,000           57
        Kerry Properties (Real Estate)                            16,405           13
        New World Development (Real Estate)                       26,434           67
        New World Infrastructure (Diversified Manufacturer*       21,600           32
        Sun Hung Kai Properties (Diversified Manufacturer)         4,000           29
-------------------------------------------------------------------------------------
                                                                                  352
Italy 7.14%
        Arnoldo Mondadori Editore (Printing & Publishing)          2,300           30
        Banca Commerciale Italiana (Banking)                       9,800           68
        Banca Di Roma (Banking)*                                  34,500           58
        Bca Naz Del Lavora (Banking)*                             17,200           51
        Finmeccanica (Diversified Manufacturing)*                 66,200           68
        Gruppo Editoriale L'espresso (Printing & Publishing)       3,500           31
        Istituto Nazionale (Insurance)                            18,000           48
        Olivetti & C (Data Processing)*                           22,400           78
        Rinascente (Retail)                                        2,900           30
        San Paolo Ima (Banking)                                    1,900           34
        Seat-Pagine Gialle (Printing & Publishing)*               89,900           69
        Telecom Italia  (Telecommunications)                      12,400          106
        Telecom Italia Di Risp (Telecommunications)                9,200           58
        Unione Immobiliare (Real Estate)*                         16,000            8
-------------------------------------------------------------------------------------
                                                                                  737

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

International Equity Fund

December 31, 1998

COMMON AND
PREFERRED STOCK                                                    Number of        Market
 (continued)                                                         Shares         (000)
------------------------------------------------------------------------------------------
Japan 11.24%
        Canon Inc. (Office Equipment & Supplies)                      2,000        $   43
        Chugoco Electric Power Co. Ltd. (Utilities)                   1,000            18
        Daiwa Securities Co. Ltd. (Financial)                        11,000            38
        Fujitsu Ltd. (Electronic Components)                          5,000            67
        Kyushe Electric Power (Utilities)                             1,000            19
        Matsushita Electric Ind. (Electronic Components)              4,000            71
        Minebea Company Ltd. (Electronic Components)                  4,000            46
        Murata Mfg. Co. (Electronic Components)                       2,000            83
        Nichiei Co. (Banking)                                           400            32
        Nikko Securites (Financial)                                  12,000            33
        Nintendo Co. Ltd. Kyoto (Recreational Products)                 500            48
        Nippon Telephone & Telegraph (Telecommunications)                 5            39
        NTT Mobile Communication (Telecommunications)                     2            82
        Sony Corp. (Consumer Electronics)                               400            29
        Sumitomo Electric Inds. (Electronic Components)               2,000            22
        Taisho Pharmacy Co. Ltd. (Pharmaceuticals)                    2,000            55
        TDK Corp. (Electronic Components)                             1,000            91
        Teijin Limited (Textiles)                                    14,000            52
        Tepco (Electronic Components)                                 2,000            49
        Tokyo Electron (Semiconductors)                               1,000            38
        Toshiba Corp. (Electronic Components)                        18,000           107
        Yamanouchi Pharmacy Co. LTD (Pharmaceuticals)                 3,000            97
-----------------------------------------------------------------------------------------
                                                                                    1,159
Netherlands 4.62%
        AEGON (Insurance)                                               840           103
        Ahold Koninlijke (Retail)                                     1,520            56
        Akzo-Nobel NV (Chemicals)                                     1,720            78
        Elsevier (Printing/Publishing)                                5,136            72
        Heineken Hldgs - A (Alcohol & Tobacco)                        2,862           137
        Royal Dutch Petrol (Oil Companies)                              590            29
-----------------------------------------------------------------------------------------
                                                                                      475
Portugal 0.61%
        Jeronimo Martins E Filho (Food & Beverage)                    1,150            63

Sweden 0.26%
        AGA AB - B (Chemicals)                                        2,075            27

Switzerland 4.87%
        Clariant AG  (Chemicals)                                         67            31
        Nestle SA  (Food & Beverage)                                     73           159
        Novartis AG (Pharmaceuticals)                                    91           179
        Swisscom AG (Telecommunications)                                317           133
-----------------------------------------------------------------------------------------
                                                                                      502

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Statement of Investments (concluded)
International Equity Fund

December 31, 1998

                                                                             Number of        Market
                                                                              Shares          (000)
----------------------------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCK
  (concluded)

United Kingdom 16.64%
        BOC Group PLC (Chemicals)                                              8,656       $    124
        BP Amoco PLC (Oil Companies)                                           6,255             93
        British Airways PLC (ADR) (Airlines)                                   4,417             30
        Carlton Communications PLC (Broadcasting & Ent)                        6,274             58
        Enterprise Oil (Oil Companies)                                         4,880             24
        General Electric Co., PLC (Electrical Products)                       15,285            138
        Glaxo Wellcome PLC (Pharmaceuticals)                                   4,240            146
        Granada Group PLC (Consumer Services)                                  1,735             30
        Imperial Chemical Inds PLC (Chemicals)                                 8,916             77
        Lasmo PLC (Oil Companies)                                             17,469             29
        Monument Oil & Gas PLC (Oil Companies)*                               24,429             14
        Orange PLC (Telecommunications)*                                      13,927            160
        Pearson PLC (Printing & Publishing)                                    6,092            121
        Reed International (Printing & Publishing)                             4,636             37
        Reuters Group PLC (Printing & Publishing)                             16,935            179
        Rio Tinto - Zinc Corp. PLC  (Steel & Metals)                          10,688            124
        Shell Transportation & Trading Co. PLC (Steel & Metals)               18,862            116
        SmithKline Beecham PLC (Pharmaceuticals)                              10,442            145
        Zeneca Group PLC (Pharmaceuticals)                                     1,622             71
---------------------------------------------------------------------------------------------------
                                                                                              1,716

Total Common and Preferred Stock 89.55%                                                    $  9,233
        (Cost $8,137)
===================================================================================================

                                                                             Principal
                                                                              Amount         Market
                                                                              (000)          (000)
---------------------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT

Repurchase Agreement
        State Street Bank
          4.85%, 01/04/99 (secured by $1,109                                 $ 1,086        $ 1,086
          US Treasury Note, 6.25%, 08/31/00)
---------------------------------------------------------------------------------------------------
Total Short-Term Investment 10.53%                                             1,086          1,086
        (Cost $1,086)
---------------------------------------------------------------------------------------------------
Total Investments 100.08%                                                                    10,319
        (Cost $9,223)

Foreign Currency  0.06% (Various Denominations)                                                   6
        (Cost $6)

Liabilities in Excess of
        Cash and Other Assets (0.14%)                                                           (14)
---------------------------------------------------------------------------------------------------
Net Assets  100.00%                                                                         $10,311
===================================================================================================

* Non-income producing during the twelve months ended December 31, 1998 as this security did not pay dividends.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]

Common & Preferred Stock  97.9%
Cash & Other Net Assets    2.1%


Statement of Investments
Socially Responsible Fund

December 31, 1998


                                                     Number of       Market
                                                      Shares          (000)
---------------------------------------------------------------------------
COMMON STOCK

Aerospace/Defense 0.67%
        Rockwell International Corp.                   4,950         $  240

Automotive 4.09%
        Dana Corp.                                     6,950            284
        Ford Motor Co.                                12,500            734
        Goodyear Tire & Rubber Co. (The)               4,300            217
        Meritor Automotive, Inc.                       5,316            113
        PACCAR Inc.                                    2,600            106
---------------------------------------------------------------------------
                                                                      1,454
Banks/Financial Services 14.28%
        BankAmerica Corporation                       11,650            701
        Bank One Corp.                                 5,990            306
        Bankers Trust New York Corp.                   3,650            312
        Chase Manhattan Corp.                          7,500            510
        Exel Limited Class - A                         7,891            592
        Federal National Mortgage Association          9,750            722
        First Union Corp.                             11,911            724
        Fleet Financial Group, Inc.                    6,100            273
        Keycorp                                       12,000            384
        PROLOGIS Trust                                13,954            290
        U.S. Bancorp                                   7,500            266
---------------------------------------------------------------------------
                                                                      5,080
Chemicals 6.05%
        Akzo Nobel N.V. (ADR)                          7,400            330
        Dow Chemical Co.                               3,300            300
        Eastman Chemical Co.                           6,500            291
        Imperial Chemical Industries PLC (ADR)        15,950            557
        Lyondell Petrochemical Co.                    23,896            430
        Olin Corp.                                     8,600            244
---------------------------------------------------------------------------
                                                                      2,152
Communication Services 11.15%
        Alltel Corp.                                  10,700            640
        Bell Atlantic Corp.                           21,422          1,135
        BellSouth Corp.                               13,100            653
        Frontier Corp.                                18,100            615
        Sprint Corp.                                   7,800            656
        Telesp Participacpoes SA (ADR)                12,000            266
---------------------------------------------------------------------------
                                                                      3,965
Computer Services/Equipment 4.30%
        Xerox Corp.                                   12,950          1,528

Consumer Products 4.58%
        Avon Products, Inc.                           13,600            602
        Heinz (H.J.) Co.                              13,000            736
        Unilever N.V. PLC                              3,500            290
---------------------------------------------------------------------------
                                                                      1,628

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Socially Responsible Fund

December 31, 1998

                                                        Number of         Market
                                                         Shares           (000)
--------------------------------------------------------------------------------
COMMON STOCK
  (continued)

Energy 8.06%
        British Petroleum Co. PLC (ADR)                      31          $    3
        Conoco Inc.*                                     12,000             251
        Elf Aquitaine (ADR)                               5,950             337
        Mobil Corp.                                       9,500             828
        Phelps Dodge Corp.                                3,900             198
        Texaco Inc.                                      10,400             550
        Williams Companies, Inc. (The)                   14,400             449
        YPF SA Sociedad Anonima (ADR)                     8,900             249
--------------------------------------------------------------------------------
                                                                          2,865
Health Care/Pharmaceuticals 6.21%
        American Home Products Corp.                     16,700             940
        Bristol-Myers Squibb Co.                          5,500             736
        SmithKline Beecham PLC - A (ADR)                  5,200             361
        Zeneca Group PLC (ADR)                            3,800             171
--------------------------------------------------------------------------------
                                                                          2,208
Index Security 4.39%
        Standard & Poor's Depository Receipts            12,700           1,562

Insurance 0.96%
        Lincoln National Corp.                            2,200             180
        SAFECO Corp.                                      3,750             161
--------------------------------------------------------------------------------
                                                                            341
Manufacturing (Diversified) 9.13%
        Boise Cascade Corp.                              10,520             326
        Corning Inc.                                     31,600           1,422
        Dupont E.I. De Nemours                           10,300             547
        Emerson Electric Co.                              4,000             242
        Parker Hannafin Corp.                             7,500             246
        Thomas & Betts Corp.                              7,300             316
        Witco Corp.                                       9,300             148
--------------------------------------------------------------------------------
                                                                          3,247
Metals & Mining 0.99%
        Oregon Steel Mills, Inc.                         29,700             353

Paper & Forest Products 5.10%
        Georgia Pacific Corp.                             9,500             556
        Georgia Pacific Corp. (Timber Group)              7,600             181
        Temple-Inland, Inc.                               6,800             403
        Westvaco Corp.                                    3,300              88
        Weyerhaeuser Co.                                 11,500             584
--------------------------------------------------------------------------------
                                                                          1,812
Real Estate 3.28%
        Arden Realty, Inc.                                6,700             155
        Boston Properties, Inc.                           7,700             235
        Equity Office Properties Trust                    9,600             230
        Equity Residential Properties Trust               5,300             214
        Health Care Property Investors, Inc.              5,050             155
        Nationwide Health Properties, Inc.                8,300             179
--------------------------------------------------------------------------------
                                                                          1,168

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Statement of Investments (concluded)
Socially Responsible Fund

December 31, 1998

                                                       Number of         Market
                                                         Shares          (000)
-------------------------------------------------------------------------------
COMMON STOCK
  (concluded)

Retail/Apparel 2.15%
        May Department Stores Co.                         8,000         $   483
        Sears, Roebuck and Co.                            6,650             283
-------------------------------------------------------------------------------
                                                                            766
Transportation 4.84%
        CSX Corp.                                        20,450             849
        Norfolk Southern Corp.                           27,500             871
-------------------------------------------------------------------------------
                                                                          1,720
Utilities 6.80%
        Allegheny Energy Inc.                            13,600             469
        CINergy Corp.                                    12,100             416
        Duke Energy Corp.                                 4,525             290
        Pacificorp                                       17,100             360
        Southern Co.                                     10,400             302
        Unicom Corp.                                      9,850             380
        Wisconsin Energy Corp.                            6,400             201
-------------------------------------------------------------------------------
                                                                          2,418
Waste Services 0.23%
        Browning Ferris Industries, Inc.                  2,900              83
-------------------------------------------------------------------------------
Total Common Stock 97.26%                                                34,590
        (Cost $33,213)

-------------------------------------------------------------------------------
PREFERRED STOCK

Manufacturing 0.61%
        Monsanto Co.*                                     4,400             216

Total Preferred Stock 0.61%
        (Cost $180)                                                         216
-------------------------------------------------------------------------------
Total Common and Preferred Stock 97.87%
        (Cost $33,393)                                                   34,806
-------------------------------------------------------------------------------

                                                      Principal
                                                       Amount           Market
                                                        (000)            (000)
-------------------------------------------------------------------------------

SHORT-TERM
INVESTMENT

Repurchase Agreement
        State Street Bank
          4.85%, 01/04/99, (secured by $742,
          US Treasury Note, 6.25%, 08/31/00)          $     726         $   726
-------------------------------------------------------------------------------
Total Short-Term Investment 2.04%                           726             726
        (Cost $726)

Total Investments 99.91%                                                 35,532
        (Cost $34,119)

Cash and Other Assets in
        Excess of Liabilities 0.09%                                          32
-------------------------------------------------------------------------------
Net Assets 100.00%                                                      $35,564
===============================================================================

* Non-income producing during the twelve months ended December 31, 1998 as this security did not pay dividends.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Statements of Assets and Liabilities

December 31, 1998


                                            GROWTH                BALANCED              INCOME              SHORT-TERM
                                             FUND                   FUND                 FUND                  FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                                     $         134         $         842        $         197         $       2,202
Investments at market value*               670,121,876           424,960,775           13,821,342             1,331,676
Foreign currency at value*                          --                    --                   --                    --
Forward currency contract                           --                20,967                1,464                    --
Dividends and interest receivable              760,436             2,981,999              206,152                    --
Receivable-foreign taxes                            --                    --                   --                    --
Receivable-fund shares sold                    315,739               336,756                6,547                 1,071
-------------------------------------------------------------------------------------------------------------------------
  Total Assets                             671,198,185           428,301,339           14,035,702             1,334,949
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Forward currency contracts                          --                17,587                1,229                    --
Payable-fund
  shares redeemed                              190,750               105,788               43,713                    --
Payable-investments
  purchased                                         --                71,855                   --                    --
Payable-management, adviser
  and related fees                             275,063               170,200                5,359                    --
Accrued expenses**                               1,864                16,259               26,516                 3,934
-------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                            467,677               381,689               76,817                 3,934
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $ 670,730,508         $ 427,919,650        $  13,958,885         $   1,331,015

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Par value of common shares                  27,556,888             2,263,557              105,403                13,343
Paid in surplus                            574,055,262           395,737,533           13,461,092             1,316,733
Accumulated undistributed
  net investment income                             --               166,101                4,841                   623
Accumulated undistributed
  net realized gain (loss)
  from investments and foreign
  currency transactions                         56,765               (67,632)                  44                    (2)
Net unrealized appreciation
  on investments and
  translation of assets and
  liabilities in foreign currency           69,061,593            29,820,091              387,505                   318
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $ 670,730,508         $ 427,919,650        $  13,958,885         $   1,331,015
-------------------------------------------------------------------------------------------------------------------------

Number of shares outstanding:               27,556,888            22,635,573            1,054,026               133,430
(Authorized 50,000,000
  shares each)
Par Value                                $        1.00         $        0.10                 0.10         $        0.10
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                                $       24.34         $       18.90        $       13.24         $        9.98
-------------------------------------------------------------------------------------------------------------------------
*Cost of Securities:
  Investments                            $ 601,060,283         $ 395,144,271        $  13,434,086         $   1,331,358
  Foreign Currency                                  --                    --                   --                    --
                                            SMALL CAP          INTERNATIONAL            SOCIALLY
                                             GROWTH               EQUITY              RESPONSIBLE
                                              FUND                 FUND                   FUND
----------------------------------------------------------------------------------------------------
ASSETS
Cash                                     $      45,822         $         533         $       1,309
Investments at market value*                28,632,912            10,318,959            35,532,340
Foreign currency at value*                          --                 6,319                    --
Forward currency contract                           --                    --                    --
Dividends and interest receivable                  470                 2,448                52,109
Receivable-foreign taxes                            --                13,275                 1,474
Receivable-fund shares sold                     27,657                12,473                66,798
----------------------------------------------------------------------------------------------------
  Total Assets                              28,706,861            10,354,007            35,654,030
----------------------------------------------------------------------------------------------------

LIABILITIES
Forward currency contracts                          --                     3                    --
Payable-fund
  shares redeemed                                4,642                   531                31,474
Payable-investments
  purchased                                     22,225                15,625                 2,745
Payable-management, adviser
  and related fees                              21,579                21,188                51,966
Accrued expenses**                               3,879                 5,510                 4,014
----------------------------------------------------------------------------------------------------
  Total Liabilities                             52,325                42,857                90,199
----------------------------------------------------------------------------------------------------
NET ASSETS                               $  28,654,536         $  10,311,150         $  35,563,831

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Par value of common shares                          --                    --                    --
Paid in surplus                             26,204,294             9,232,945            34,193,864
Accumulated undistributed
  net investment income                             --                  (938)               10,968
Accumulated undistributed
  net realized gain (loss)
  from investments and foreign
  currency transactions                     (3,841,206)              (17,590)              (54,145)
Net unrealized appreciation
  on investments and
  translation of assets and
  liabilities in foreign currency            6,291,448             1,096,733             1,413,144
----------------------------------------------------------------------------------------------------
NET ASSETS                               $  28,654,536         $  10,311,150         $  35,563,831
----------------------------------------------------------------------------------------------------
Number of shares outstanding:                2,314,858               850,260             2,738,426
(Authorized 50,000,000
  shares each)
Par Value                                $        0.00         $        0.00         $        0.00
----------------------------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                                $       12.38         $       12.13         $       12.99
----------------------------------------------------------------------------------------------------
*Cost of Securities:
  Investments                            $  22,341,464         $   9,223,075         $  34,119,196
  Foreign Currency                                  --                 6,324                    --

** Accrued expenses for the Income Fund include $11,662 for custody fees and $7,085 for legal fees. For the Short-Term investment Fund accrued expenses include $1,444 for custody fees and $2,490 for trustee fees.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Statements of Operations

For the Year Ended
December 31, 1998


                                               GROWTH              BALANCED              INCOME             SHORT-TERM
                                                FUND                 FUND                 FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                 $ 12,480,275         $  4,837,768         $         --        $          --
  Interest & amortization                        871,315           11,987,215              767,278               74,335
-------------------------------------------------------------------------------------------------------------------------
                                              13,351,590           16,824,983              767,278               74,335
  Foreign taxes withheld                         (69,482)             (23,955)                (331)                  --
-------------------------------------------------------------------------------------------------------------------------
  Total investment income                     13,282,108           16,801,028              766,947               74,335

EXPENSES:
  Management, adviser and
    related fees (Note 5)                      3,119,207            1,918,958               51,426                4,501
  Fund pricing fees                               12,001               12,001               12,001               12,000
  Professional fees                               24,154               24,154               15,505                8,527
  Custodian fees                                  23,999               32,000               11,001                3,599
  Transfer agent fee (Note 5)                     36,001                   24                   24                   24
  Shareholder reports                             61,711               35,408                1,877                   --
  Trustees' fees and expenses                      5,787                5,787                5,787                5,787
  Insurance expenses                              74,796               49,497                1,842                  688
  Other expenses                                  33,828               20,604                  801                   --
-------------------------------------------------------------------------------------------------------------------------
  Total expenses                               3,391,484            2,098,433              100,264               35,126

  Less management and related
    fees waived (Note 5)                              --                   --                   --               (2,801)
  Less expenses paid by Horace Mann
    Investors, Inc. (Note 5)                          --                   --                   --              (22,915)
  Less expenses paid by commission
    credits (Note 3)                            (116,796)             (62,310)                  --                   --
-------------------------------------------------------------------------------------------------------------------------
    Net expenses                               3,274,688            2,036,123              100,264                9,410
-------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)              10,007,420           14,764,905              666,683               64,925
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                               69,124,570           33,427,073               89,683                   76
    Foreign currency transactions                     50              389,353               30,698                   --
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)
    on investments and foreign
    currency transactions                     69,124,620           33,816,426              120,381                   76

  Change in unrealized
    appreciation or (depreciation)
    on:
    Investments                              (33,476,219)         (18,635,400)              95,586                  318
    Translation of assets
    and liabilities in
    foreign currencies                                --              (81,491)              (6,955)                  --
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain from investments
    and foreign currency
    transactions                              35,648,401           15,099,535              209,012                  394
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE
  IN NET ASSETS
  FROM OPERATIONS                           $ 45,655,821         $ 29,864,440         $    875,695         $     65,319
-------------------------------------------------------------------------------------------------------------------------
                                               SMALL CAP           INTERNATIONAL          SOCIALLY
                                                 GROWTH                EQUITY            RESPONSIBLE
                                                  FUND                  FUND                FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                  $       4,512         $    126,669         $    558,538
  Interest & amortization                          109,245               48,479               47,147
------------------------------------------------------------------------------------------------------
                                                   113,757              175,148              605,685
  Foreign taxes withheld                                --              (15,742)              (3,262)
------------------------------------------------------------------------------------------------------
  Total investment income                          113,757              159,406              602,423

EXPENSES:
  Management, adviser and
    related fees (Note 5)                          297,498               83,098              195,348
  Fund pricing fees                                  5,731               11,463                5,732
  Professional fees                                  8,704                9,911                8,704
  Custodian fees                                    53,906               47,564               20,825
  Transfer agent fee (Note 5)                           24                   24                   24
  Shareholder reports                                7,814                4,040                8,582
  Trustees' fees and expenses                        5,787                5,787                5,787
  Insurance expenses                                 2,324                  803                1,893
  Other expenses                                        --                   --                   --
------------------------------------------------------------------------------------------------------
  Total expenses                                   381,788              162,690              246,895

  Less management and related
    fees waived (Note 5)                           (85,095)             (30,811)             (84,039)
  Less expenses paid by Horace Man
    Investors, Inc. (Note 5)                       (55,754)             (50,322)             (22,673)
  Less expenses paid by commission
    credits (Note 3)                                    --                   --                   --
------------------------------------------------------------------------------------------------------
    Net expenses                                   240,939               81,557              140,183
------------------------------------------------------------------------------------------------------
    Net investment income (loss)                  (127,182)              77,849              462,240
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS
  Realized gain (loss) from:
    Investments                                 (3,345,345)              50,930              288,646
    Foreign currency transactions                       --               (5,531)                  --
------------------------------------------------------------------------------------------------------
  Net realized gain (loss)
    on investments and foreign
    currency transactions                       (3,345,345)              45,399              288,646

  Change in unrealized
    appreciation or (depreciation)
    on:
    Investments                                  5,176,382            1,070,954              831,361
    Translation of assets
    and liabilities in
    foreign currencies                                  --                1,307                   --
------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain from investments
    and foreign currency
    transactions                                 1,831,037            1,117,660            1,120,007
------------------------------------------------------------------------------------------------------
NET INCREASE
  IN NET ASSETS
  FROM OPERATIONS                             $  1,703,855         $  1,195,509         $  1,582,247
======================================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Statement of Changes in Net Assets

For the Periods Ended
December 1998 and 1997

                                                              GROWTH FUND                               BALANCED FUND
                                                      1998                  1997                 1998                  1997
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                   $  10,007,420         $   7,876,390         $  14,764,905         $  10,897,731

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                   14,562,659            21,364,681             8,676,359            10,725,081

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions                   54,561,961            44,841,048            25,140,067            25,302,862

  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                            (33,476,219)           32,693,552           (18,716,891)           12,890,553
--------------------------------------------------------------------------------------------------------------------------------
  Change in net assets
    from operations                                 45,655,821           106,775,671            29,864,440            59,816,227
--------------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                            (10,018,267)           (7,988,420)          (15,358,192)          (10,749,508)

  Net realized short-term gain
    from investments and
    foreign currency transactions                  (14,547,126)          (21,154,178)           (8,675,538)          (10,548,453)

  Net realized long-term gain
    from investments and
    foreign currency transactions                  (54,910,150)          (44,781,697)          (24,989,848)          (25,268,797)
--------------------------------------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders                                (79,475,543)          (73,924,295)          (49,023,578)          (46,566,758)
--------------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                        115,739,024           117,493,277            69,434,528            66,288,140

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                     72,586,255            68,291,933            44,166,154            42,410,448
--------------------------------------------------------------------------------------------------------------------------------
                                                   188,325,279           185,785,210           113,600,682           108,698,588

  Cost of shares redeemed                          (82,277,370)          (50,690,435)          (53,631,448)          (35,389,537)
--------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets from fund
    share transactions                             106,047,909           135,094,775            59,696,234            73,309,051
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN NET ASSETS                          72,228,187           167,946,151            40,810,096            86,558,520

NET ASSETS:
  Beginning of period                              598,502,321           430,556,170           387,109,554           300,551,034
--------------------------------------------------------------------------------------------------------------------------------
  End of period                                  $ 670,730,508         $ 598,502,321         $ 427,919,650         $ 387,109,554
================================================================================================================================
Undistributed net
  investment income                              $          --         $      10,797         $     166,101         $     416,092
================================================================================================================================
                                                               INCOME FUND
                                                       1998                  1997
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                    $     666,683         $     610,405

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                        99,971                67,503

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions                        20,410               (35,919)

  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                                  88,631               251,848
-------------------------------------------------------------------------------------

  Change in net assets
    from operations                                     875,695               893,837
-------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                                (687,301)             (598,770)

  Net realized short-term gain
    from investments and
    foreign currency transactions                      (101,781)              (23,198)

  Net realized long-term gain
    from investments and
    foreign currency transactions                       (20,356)                   --
-------------------------------------------------------------------------------------

  Total distributions
    to shareholders                                    (809,438)             (621,968)
-------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                           7,592,036             2,109,144

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                         683,334               516,971
-------------------------------------------------------------------------------------
                                                      8,275,370             2,626,115

  Cost of shares redeemed                            (4,041,073)           (4,087,751)
-------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets from fund
    share transactions                                4,234,297            (1,461,636)
-------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE) IN NET ASSETS                            4,300,554            (1,189,767)
NET ASSETS:
  Beginning of period                                 9,658,331            10,848,098
-------------------------------------------------------------------------------------
  End of period                                   $  13,958,885         $   9,658,331
=====================================================================================
Undistributed net
  investment income                               $       4,841         $      27,269
=====================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

                                                                                                     SMALL CAP
                                                        SHORT-TERM FUND                             GROWTH FUND
                                                   1998                 1997                1998                  1997
                                                                                                            since inception/1/
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                 $     64,925         $     62,980         $   (127,182)        $    (15,134)

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                        76                  127           (3,685,694)            (495,861)

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions                        --                   --              340,349                   --

  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                                 318                  485            5,176,382            1,115,066
------------------------------------------------------------------------------------------------------------------------------
  Change in net assets
    from operations                                  65,319               63,592            1,703,855              604,071
------------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                             (64,809)             (63,479)                  --                   --

  Net realized short-term gain
    from investments and
    foreign currency transactions                       (76)                (127)                  --                   --

  Net realized long-term gain
    from investments and
    foreign currency transactions                        --                   --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions
    to shareholders                                 (64,885)             (63,606)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                       3,937,144            3,660,289           14,868,359           17,210,060

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                      48,742               48,626                   --                   --
------------------------------------------------------------------------------------------------------------------------------
                                                  3,985,886            3,708,915           14,868,359           17,210,060

  Cost of shares redeemed                        (3,806,298)          (3,786,735)          (4,442,570)          (1,329,239)
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from fund
    share transactions                              179,588              (77,820)          10,425,789           15,880,821
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE) IN NET ASSETS                          180,022              (77,834)          12,129,644           16,484,892
NET ASSETS:
  Beginning of period                             1,150,993            1,228,827           16,524,892               40,000
------------------------------------------------------------------------------------------------------------------------------
  End of period                                $  1,331,015         $  1,150,993         $ 28,654,536         $ 16,524,892
==============================================================================================================================
Undistributed net
  investment income                            $        623         $        507         $         --         $         --
==============================================================================================================================
                                                          INTERNATIONAL                               SOCIALLY
                                                           EQUITY FUND                             RESPONSIBLE FUND
                                                    1998                 1997                1998                 1997
                                                                  since inception/1/                       since inception/1/
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                 $     77,849         $     43,515         $    462,240         $     73,696

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                  (168,371)             (70,944)              34,007               72,720

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions                   213,770                   --              254,639                   --

  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                           1,072,261               24,472              831,361              581,783
------------------------------------------------------------------------------------------------------------------------------
  Change in net assets
    from operations                               1,195,509               (2,957)           1,582,247              728,199
------------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                             (73,256)             (41,091)            (451,693)             (73,275)

  Net realized short-term gain
    from investments and
    foreign currency transactions                        --                   --              (54,547)             (79,630)

  Net realized long-term gain
    from investments and
    foreign currency transactions                        --                   --             (281,334)                  --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions
    to shareholders                                 (73,256)             (41,091)            (787,574)            (152,905)
------------------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                       5,127,635            5,781,865           27,958,456            8,945,404

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                      14,646               14,368              528,490              101,875
------------------------------------------------------------------------------------------------------------------------------
                                                  5,142,281            5,796,233           28,486,946            9,047,279

  Cost of shares redeemed                        (1,167,294)            (578,275)          (2,930,660)            (449,701)
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net
    assets from fund
    share transactions                            3,974,987            5,217,958           25,556,286            8,597,578
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE
  (DECREASE) IN NET ASSETS                        5,097,240            5,173,910           26,350,959            9,172,872
NET ASSETS:
  Beginning of period                             5,213,910               40,000            9,212,872               40,000
------------------------------------------------------------------------------------------------------------------------------
  End of period                                $ 10,311,150         $  5,213,910         $ 35,563,831         $  9,212,872
==============================================================================================================================
Undistributed net
  investment income                            $       (938)        $         --         $     10,968         $        421
==============================================================================================================================

1 Since inception refers to March 10, 1997, the day investment operations began.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Notes to the Financial Statements

December 31, 1998


1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership ("shares") in seven separate investment portfolios: Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:

     A. Growth Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. Balanced Fund -- realization of high long-term total rate of return consistent with prudent investment risks.

     C. Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. Short-Term Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E. Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F. International Equity Fund -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G. Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.


2.   SIGNIFICANT ACCOUNTING POLICIES:

     A. Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 1998.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


     B. Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

     C. Federal income taxes -- Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

          The International Equity Fund and Small Cap Growth Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1998, the International Equity Fund and Small Cap Growth Fund had an accumulated capital loss carryforward for tax purposes of $15,284, and $3,772,187, respectively, which will expire in fiscal year ending December 31, 2005 and December 31, 2006.

          Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

     D. Dividends and distributions -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

          For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years' net investment income. Therefore, $127,182 of net operating loss generated by Small Cap Growth Fund has been reclassified from accumulated net investment loss to paid in surplus. For the year ended December 31, 1998, the Growth, Balanced, Income and Socially Responsible funds paid long-term capital gains of $54,910,150, $24,989,848, $20,356 and $281,334, respectively.

     E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3.   OPERATING POLICIES:

     A. Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


     B. Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C.   Collateralized Mortgage Obligations -- Planned Amortization Class
          (PAC)-- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D. American Depository Receipts (ADR) -- A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E. Commission Credits -- Wellington Management Company, LLP, subadviser for the Growth and Balanced funds, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid.

     F. Foreign Currency Transactions -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

             . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and
             . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

          Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     G. Forward Currency Contracts -- The Balanced Fund, Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


At December 31, 1998 the Funds have the following open forward currency contracts:



                                                Current          Unrealized
Foreign                                          Value          Appreciation
Currency                                      U.S. Dollar      (Depreciation)
--------------------------------------------------------------------------------

Balanced Fund

Short Contracts:
Canadian Dollar,
     4,550,000 expiring 01/05/99               $2,976,806        $  (17,587)

Long Contracts:
Canadian Dollar,
     2,257,000 expiring 01/05/99               $1,476,627        $   20,967


Income Fund

Short Contracts:
Canadian Dollar,
     318,000 expiring 01/05/99                 $  208,050        $   (1,229)

Long Contracts:
Canadian Dollar,
     157,000 expiring 02/05/99                 $  102,722        $    1,464

International Equity Fund

Long Contracts:
Australian Dollar,
     3,088 expiring 01/04/99 - 01/07/99        $    1,893        $       (3)
Hong Kong Dollar,
     33,768 expiring 01/05/99                       4,359                --
                                                                  ---------
                                                                 $       (3)
                                                                  =========

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


4. FUND SHARE TRANSACTIONS -- The funds are each a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Transactions in capital stock for the years ended 1998 and 1997 were:

                                                 Shares issued
                                                to shareholders
                                                in reinvestment
                                                of dividends and                       Net increase
                                 Shares sold      distribution     Shares redeemed      (decrease)
---------------------------------------------------------------------------------------------------
Growth Fund
12/31/98                          4,347,997         3,020,651        (3,139,417)         4,229,231
12/31/97                          4,363,953         2,722,964        (1,877,395)         5,209,522

Balanced Fund
12/31/98                          3,374,120         2,359,303        (2,626,417)         3,107,006
12/31/97                          3,173,556         2,170,443        (1,685,163)         3,658,836

Income Fund
12/31/98                            555,983            51,885          (296,718)           311,150
12/31/97                            160,116            39,736          (312,085)          (112,233)

Short-Term Fund
12/31/98                            386,446             4,889          (373,069)            18,266
12/31/97                            356,190             4,867          (368,415)            (7,358)

Small Cap Growth Fund
12/31/98                          1,300,098                --          (397,477)           902,621
12/31/97                          1,527,761                --          (115,524)         1,412,237

International Equity Fund
12/31/98                            443,238             1,217          (102,098)           342,357
12/31/97                            561,643             1,402           (55,142)           507,903

Socially Responsible Fund
12/31/98                          2,167,784            41,128          (232,154)         1,976,758
12/31/97                            791,585             8,575           (38,492)           761,668

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES -- Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

As of May 1, 1997, Investors acts as the Trust's adviser, manages its investments, and administers its business affairs pursuant to a management agreement. Also on this date Wellington Management Company, LLP, became the subadviser to the Growth, Balanced, Income and Short-Term funds. Effective March 10, 1997, BlackRock Financial Management, Inc. (formerly PNC Equity Advisors Company) became the subadviser to the Small Cap Growth Fund, and Scudder Kemper Investments, Inc. became the subadviser to the International Equity and Socially Responsible funds. Each subadviser is compensated by Investors (not the Trust) and bears all of its own expenses in providing subadvisory services.

For the Growth, Balanced, Income and Short-Term funds, Investors receives separate management and advisory fees. For management services, the fee which is accrued daily and paid monthly, is calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four funds' daily net assets for the respective month.

        Net Assets                    Rate

        On initial $100 million      .250%
        Over $100 million            .200%

For advisory services, the fee is accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each fund for the respective month:

Growth Fund   Balanced Fund  Income Fund  Short-Term Fund   Average Net Assets

  0.400%        0.325%         0.250%          0.125%       initial $100 million
  0.300%        0.275%         0.200%          0.100%       next $100 million
  0.250%        0.225%         0.150%          0.075%       next $300 million
  0.250%        0.200%         0.150%          0.075%       over $500 million

As compensation for its services, the Small Cap Growth, International Equity and Socially Responsible funds each pay Investors a combined monthly management and advisory fee. The contractual fees are as follows:

        Small Cap Growth Fund           1.40% of Net Assets
        International Equity Fund       1.10% of Net Assets
        Socially Responsible Fund       0.95% of Net Assets

During 1998, Investors is voluntarily reducing these management fees by 0.40%. The actual management fees are accrued daily and paid monthly based on the following annual percentage rate to the Funds' average daily net assets for the respective month. The fees net of waivers are:

        Small Cap Growth Fund
         1.00% on the first $25 million
         0.75% on all assets over $25 million

        International Equity Fund
         0.70% on the first $40 million
         0.50% on the next $60 million
         0.45% on all assets over $100 million

        Socially Responsible Fund
         0.55% on the first $20 million
         0.45% on the next $20 million
         0.30% on the next $60 million
         0.275% on all assets over $100 million

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Notes to the Financial Statements (Concluded)

December 31, 1998


Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 1998 were $36,001 for the Growth Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible funds.

The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per Board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. Two meetings were held in 1998. For the year ended December 31, 1998, the fees, excluding travel expenses, for independent trustees totaled $20,200. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).

6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the year ended December 31, 1998 were:

                                   Purchases      Proceeds from sales
                                   ---------      -------------------

Growth Fund                      $417,334,378        $370,519,282

Balanced Fund                     289,836,462         255,664,511

Income Fund                         9,994,555           5,122,998

Short-Term Fund                            --                  --

Small Cap Growth Fund              42,817,712          32,659,232

International Equity Fund           7,372,888           3,952,188

Socially Responsible Fund          33,103,108           8,458,060


The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at December 31, 1998.

                                Cost for federal   Aggregate gross     Aggregate gross
                                  income tax          unrealized          unrealized         Net unrealized
                                   purposes          appreciation       (depreciation)        appreciation
                                   --------          ------------       --------------        ------------
Growth Fund                      $601,060,283        $105,194,559        $(36,445,528)        $ 68,749,031

Balanced Fund                     395,275,796          47,295,496         (17,610,517)          29,684,979

Income Fund                        13,434,086             418,515             (31,259)             387,256

Short-Term Fund                     1,331,358                 318                  --                  318

Small Cap Growth Fund              22,410,483           6,506,098            (283,669)           6,222,429

International Equity Fund           9,225,381           1,445,179            (351,601)           1,093,578

Socially Responsible Fund          34,174,341           3,148,742          (1,790,743)           1,357,999

Independent Auditors' Report


The Board of Trustees and Shareholders of
  Horace Mann Mutual Funds:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds as of December 31, 1998, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG LLP


Chicago, Illinois
January 29, 1999

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE GROWTH FUND AND A STOCK INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                 -----------------------------------------------
                                  Growth Fund
                          Average Annual Total Return
                 -----------------------------------------------
                         1 year  5 year  Since Inception/2/
                 -----------------------------------------------
                         7.64%   17.27%       15.09%
                 -----------------------------------------------

                Growth Fund            Stock Index
                -----------            -----------

11/1/1989         10,000                 10,000
12/31/1989        10,432                 10,449
                  10,206                 10,134
                  10,543                 10,772
                   9,346                  9,291
12/31/1990         9,852                 10,124
                  11,084                 11,595
                  11,505                 11,568
                  11,766                 12,187
12/31/1991        12,464                 13,209
                  12,269                 12,875
                  12,862                 13,120
                  13,004                 13,534
12/31/1992        13,659                 14,215
                  14,807                 14,836
                  15,248                 14,908
                  15,837                 15,293
12/31/1993        16,354                 15,648
                  15,975                 15,055
                  16,329                 15,118
                  17,054                 15,857
12/31/1994        16,353                 15,855
                  17,628                 17,399
                  19,051                 19,059
                  20,233                 20,574
12/31/1995        21,787                 21,813
                  23,306                 22,983
                  24,060                 24,015
                  24,935                 24,757
12/31/1996        27,295                 26,821
                  27,421                 27,540
                  31,016                 32,348
                  34,060                 34,771
12/31/1997        33,695                 35,769
                  37,651                 40,728
                  35,710                 42,077
                  31,766                 37,927
12/31/1998        36,267                 46,015

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 18.

/1/Stock index: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Growth Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 THE BALANCED FUND AND A STOCK AND BOND INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                 -----------------------------------------------
                                 Balanced Fund
                          Average Annual Total Return
                 -----------------------------------------------
                       1 year   5 year   Since Inception/2/
                 -----------------------------------------------
                        7.68%   13.75%         12.68%
                 -----------------------------------------------

               Balanced Fund           Stock Index            Bond Index
               -------------           -----------            ----------

11/1/1989         10,000                 10,000                 10,000
12/31/1989        10,358                 10,449                 10,123
                  10,146                 10,135                 10,109
                  10,454                 10,774                 10,433
                   9,803                  9,293                 10,616
12/31/1990        10,309                 10,125                 11,052
                  11,138                 11,595                 11,330
                  11,480                 11,569                 11,532
                  11,858                 12,188                 12,088
12/31/1991        12,534                 13,209                 12,668
                  12,392                 12,876                 12,552
                  12,904                 13,112                 13,049
                  13,204                 13,534                 13,625
12/31/1992        13,583                 14,216                 13,576
                  14,496                 14,837                 14,115
                  14,873                 14,908                 14,419
                  15,342                 15,292                 14,744
12/31/1993        15,683                 15,648                 14,768
                  15,327                 15,055                 14,469
                  15,496                 15,118                 14,382
                  15,975                 15,857                 14,499
12/31/1994        15,539                 15,855                 14,483
                  16,566                 17,396                 15,118
                  17,704                 19,057                 15,873
                  18,557                 20,572                 16,135
12/31/1995        19,704                 21,811                 16,698
                  20,591                 22,982                 16,560
                  21,051                 24,014                 16,664
                  21,698                 24,756                 16,961
12/31/1996        23,305                 26,820                 17,376
                  23,428                 27,540                 17,358
                  25,729                 32,348                 17,940
                  27,772                 34,771                 18,538
12/31/1997        27,741                 35,769                 19,085
                  29,971                 40,728                 19,412
                  29,219                 42,077                 19,830
                  27,514                 37,927                 20,663
12/31/1998        29,872                 46,015                 20,734

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 18.

/1/Stock/Bond indices: through April 30, 1997, S & P 500 Index and Lehman Bros. Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Bros. Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Balanced Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the balanced Fund received investment advice from CIGNA Investment, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE INCOME FUND AND A BOND INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                   -------------------------------------------
                                  Income Fund
                          Average Annual Total Return
                   -------------------------------------------
                      1 year      5 year   Since Inception/2/
                   -------------------------------------------
                       8.09%       6.57%          7.80%

                   -------------------------------------------

                   Income Fund            Bond Index
                   -----------            ----------

11/1/1989            10,000                 10,000
12/31/1989           10,110                 10,123
                      9,971                 10,109
                     10,306                 10,433
                     10,544                 10,616
12/31/1990           10,875                 11,052
                     11,096                 11,330
                     11,363                 11,532
                     11,913                 12,088
12/31/1991           12,499                 12,668
                     12,393                 12,552
                     12,857                 13,049
                     13,409                 13,625
12/31/1992           13,399                 13,576
                     13,855                 14,115
                     14,143                 14,419
                     14,443                 14,744
12/31/1993           14,480                 14,768
                     14,147                 14,469
                     14,047                 14,382
                     14,157                 14,499
12/31/1994           14,135                 14,483
                     14,747                 15,118
                     15,430                 15,873
                     15,713                 16,135
12/31/1995           16,259                 16,698
                     16,109                 16,560
                     16,160                 16,664
                     16,422                 16,961
12/31/1996           16,828                 17,376
                     16,815                 17,358
                     17,372                 17,940
                     17,968                 18,538
12/31/1997           18,412                 19,085
                     18,773                 19,412
                     19,235                 19,830
                     19,895                 20,663
12/31/1998           19,907                 20,734

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 18.

/1/Bond index; through April 30, 1997, Lehman Bros. Intermediate
Government/Corporate Bond index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Bros. Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Income Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc., are not shown.



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                -----------------------------------------------
                           Short-Term Investment Fund
                          Average Annual Total Return
                -----------------------------------------------
                      1 year     5 year    Since Inception/2/
                -----------------------------------------------
                       4.97%      4.82%          4.92%
                -----------------------------------------------

         Short-Term Investment Fund     Treasury Bill Index
         --------------------------     -------------------

11/1/1989         10,000                       10,000
12/31/1989        10,141                       10,130
                  10,330                       10,335
                  10,528                       10,544
                  10,736                       10,743
12/31/1990        10,943                       10,933
                  11,122                       11,100
                  11,291                       11,260
                  11,450                       11,415
12/31/1991        11,592                       11,541
                  11,694                       11,658
                  11,797                       11,766
                  11,888                       11,857
12/31/1992        11,972                       11,951
                  12,044                       12,041
                  12,128                       12,132
                  12,200                       12,224
12/31/1993        12,278                       12,321
                  12,376                       12,415
                  12,474                       12,529
                  12,597                       12,660
12/31/1994        12,757                       12,797
                  12,922                       12,964
                  13,087                       13,144
                  13,252                       13,324
12/31/1995        13,416                       13,510
                  13,577                       13,681
                  13,725                       13,854
                  13,900                       14,032
12/31/1996        14,090                       14,208
                  14,258                       14,387
                  14,440                       14,568
                  14,622                       14,757
12/31/1997        14,805                       14,952
                  14,994                       15,612
                  15,175                       15,822
                  15,359                       16,046
12/31/1998        15,531                       16,228

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 18.

/1/Treasury Bill index: An unmanaged index consisting of U.S. Treasury bills with 90 - day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Short-Term Investment Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc., are not shown.

HORACE MANN MUTUAL FUNDS        1998 FUNDS ANNUAL REPORT



                    COMPARISON OF CHANGE IN VALUE OF $10,000
           INVESTMENT IN THE SMALL CAP GROWTH FUND AND A STOCK INDEX/1/

                           [LINE GRAPH APPEARS HERE]

              -------------------------------------------------
                      Small Cap Growth Fund Total Return
              -------------------------------------------------
                         1 year     Since Inception/2/
              -------------------------------------------------
                         5.81%            12.35%
              -------------------------------------------------

                  Small Cap Growth Fund       Stock Index
                  ---------------------       -----------

 3/10/97                 10,000                 10,000
                          9,040                  9,139
                         10,550                 10,744
                         12,740                 12,562
12/31/97                 11,700                 11,532
                         12,851                 12,120
                         12,360                 12,365
                         10,040                  9,601
12/31/98                 12,380                 11,871

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Small Cap Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 18.

/1/Stock index: Russell 2000 Growth, an unmanaged index composed of those Russell 2000 Growth securities with a greater-than-average growth orientation. The Russell 2000 Growth return shown to the left reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

/2/Since inception refers to its inception of investment operations March 10, 1997. BlackRock Financial Management, Inc. is the fund's subadviser.

--------------------------------------------------------------------------------

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN THE INTERNATIONAL EQUITY FUND
                              AND AN EQUITY INDEX/1/

                           [LINE GRAPH APPEARS HERE]

             ----------------------------------------------------
                    International Equity Fund Total Return
             ----------------------------------------------------
                         1 year     Since Inception/2/
             ----------------------------------------------------
                         18.95%          11.99%
             ----------------------------------------------------

                International Equity Fund     Equity Index
                -------------------------     ------------

 3/10/97                 10,000                 10,000
                          9,750                 10,036
                         10,540                 11,297
                         10,820                 11,218
12/31/97                 10,352                 10,339
                         11,733                 11,902
                         12,378                 12,028
                         10,706                 10,318
12/31/98                 12,313                 12,453

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the International Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 18.

/1/Equity index: MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The rate of return shown to the left for the unmanaged index has no expenses.

The index reflects performance from February 28, 1997 through December 31, 1998.

/2/Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadviser.

--------------------------------------------------------------------------------

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN THE SOCIALLY RESPONSIBLE FUND
                               AND A STOCK INDEX/1/

                           [LINE GRAPH APPEARS HERE]

              ---------------------------------------------------
                     Socially Responsible Fund Total Return
              ---------------------------------------------------
                             1 year    Since Inception/2/
              ---------------------------------------------------
                              9.80%         17.78%
              ---------------------------------------------------

                 Socially Responsible Fund        Stock Index
                 -------------------------        -----------

 3/10/97                  10,000                    10,000
                           9,380                     9,415
                          10,970                    11,058
                          12,040                    11,887
12/31/97                  12,308                    12,228
                          13,935                    13,933
                          13,661                    14,394
                          12,013                    12,961
12/31/98                  13,516                    15,733

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Socially Responsible Fund returns. Returns under the Annuity Alternatives contracts are shown on page 18.

/1/Stock index: S & P 500, Standard & Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown to the left for the unmanaged index has no expenses.

/2/Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadviser.

Results of the Shareholder Votes


A special meeting of the shareholders of the Trust was held January 13, 1999, where shareholders voted on the following items:

1)   The election for the following trustees by the shareholders:

                                                              # of Shares
                                           In Favor             Withheld
        A. Thomas Arisman                 48,448,652           1,410,486
        A. L. Gallop                      48,302,854           1,556,283
        Richard A. Holt                   48,422,216           1,436,922
        Richard D. Lang                   48,438,311           1,420,827
        Harriet A. Russell                48,456,155           1,302,983
        George J. Zock                    48,422,183           1,416,954

2) The ratification of KPMG LLP as independent public accountants for its current fiscal year, 48,140,153 shares voted for the proposal, 629,715 voted against and 1,089,269 shares abstained.

3) Approving or disapproving an investment advisory agreement with Wilshire Associates Incorporated, 44,001,819 voted for the proposal, 3,927,531 voted against and 1,829,789 shares abstained.

4) Approving or disapproving a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisers to the Funds, and to enter into subadvisory agreement with those subadvisers without further shareholder approval, 40,471,771 voted for the proposal, 6,517,913 voted against and 2,869,452 shares abstained.

5) The shareholders of the International Equity Fund and Socially Responsible Fund voting to approve or disapprove a new subadvisory agreement with Scudder Kemper Investments, Inc., 3,156,204 voted for the proposal, 57,035 voted against and 163,610 abstained.

6a) The shareholders of the Growth Fund voting to approve or disapprove a subadvisory agreement with Mellon Equity Associates, LLP, 21,566,272 voted for the proposal, 160,524 voted against and 1,224,314 abstained.

6b) The shareholders of the Growth Fund voting to approve or disapprove a subadvisory agreement with Brinson Partners, Inc., 20,386,883 voted for the proposal, 1,277,764 voted against and 1,286,463 abstained.

7a) The shareholders of the Balanced Fund voting to approve or disapprove a change to the fund's fundamental investment restriction with respect to allowing the fund to hold larger investments in fewer companies, 19,504,569 voted for the proposal, 0 voted against and 672,240 abstained.

7b) The shareholders of the Balanced Fund voting to approve or disapprove a change to the fund's fundamental investment restriction with respect to allowing the fund to invest in other investment companies, 17,768,682 voted for the proposal, 1,735,867 voted against and 672,240 abstained.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              Annual Report
                              December 31, 1998

                              Horace Mann Life Insurance Company
                              Separate Account






                              Sponsor
                              Horace Mann Life Insurance Company
                              P.O. Box 4657
                              Springfield, IL 62708-4657
                              1-800-999-1030

HORACE MANN LIFE INSURANCE COMPANY                            1998 ANNUAL REPORT
SEPARATE ACCOUNT



Statements of Net Assets

December 31, 1998

                                                               ACCOUNT DIVISION
                                  -----------------------------------------------------------------------------
                                                                            SOCIALLY
                                     GROWTH              BALANCED          RESPONSIBLE          SMALL CAP
                                      FUND                 FUND               FUND                 FUND
---------------------------------------------------------------------------------------------------------------
ASSETS

  Investments in Horace Mann
    Funds at market value          $545,248,543        $411,665,096        $ 32,647,221        $ 25,540,175
---------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                       $545,248,543        $411,665,096        $ 32,647,221        $ 25,540,175
===============================================================================================================

NET ASSETS

  Net Assets (Indefinite
  units authorized)

    Active Contract Owners          543,113,097         410,630,000          32,647,221          25,540,175

    Retired Contract Owners           2,135,446           1,035,096                  --                  --
---------------------------------------------------------------------------------------------------------------

      TOTAL NET ASSETS             $545,248,543        $411,665,096        $ 32,647,221        $ 25,540,175
===============================================================================================================
  Total units                        22,401,337          21,781,222           2,513,258           2,063,019

  Net unit value
    (Net assets divided by
    total units held)              $      24.34        $      18.90        $      12.99        $      12.38

Investments

  Cost of investments              $531,465,381        $402,140,418        $ 31,427,980        $ 23,330,883

  Unrealized appreciation
    (depreciation) of
    investments                    $ 13,783,162        $  9,524,678        $  1,219,241        $  2,209,292

  Number of shares held in
    Horace Mann Funds                22,401,337          21,781,222           2,513,258           2,063,019
                                                       ACCOUNT DIVISION
                                    -------------------------------------------------------
                                         INCOME          INTERNATIONAL       SHORT-TERM
                                          FUND               FUND                FUND
-------------------------------------------------------------------------------------------
ASSETS

  Investments in Horace Mann
    Funds at market value            $ 13,321,638        $  9,202,085        $  1,252,091
-------------------------------------------------------------------------------------------

TOTAL ASSETS                         $ 13,321,638        $  9,202,085        $  1,252,091
===========================================================================================

NET ASSETS

  Net Assets (Indefinite
  units authorized)

    Active Contract Owners             13,252,578           9,202,085           1,252,091

    Retired Contract Owners                69,060                  --                  --
-------------------------------------------------------------------------------------------

      TOTAL NET ASSETS               $ 13,321,638        $  9,202,085        $  1,252,091
===========================================================================================

  Total units                           1,006,166             758,622             125,460

  Net unit value
    (Net assets divided by
    total units held)                $      13.24        $      12.13        $       9.98

Investments

  Cost of investments                $ 13,300,914        $  8,282,599        $  1,289,463

  Unrealized appreciation
    (depreciation) of
    investments                      $     20,724        $    919,486        $    (37,372)

  Number of shares held in
    Horace Mann Funds                   1,006,166             758,622             125,460

See Notes To Financial Statements

HORACE MANN LIFE INSURANCE COMPANY                            1998 ANNUAL REPORT
SEPARATE ACCOUNT



Statements of Operations

For The Year Ended December 31, 1998


                                                                               ACCOUNT DIVISION
                                                 -------------------------------------------------------------------------------
                                                                                            SOCIALLY
                                                     GROWTH             BALANCED           RESPONSIBLE           SMALL CAP
                                                      FUND                FUND                 FUND                 FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  Dividend income distribution                   $  8,264,646         $ 14,558,887         $    418,383        $         --
--------------------------------------------------------------------------------------------------------------------------------

  Net investment income                          $  8,264,646         $ 14,558,887         $    418,383        $         --
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS

  Capital gain distribution                        56,559,537           32,776,490              311,493                  --

  Net realized gain (loss) on investments           6,907,236            5,324,917               31,623            (106,427)

  Net unrealized appreciation
    (depreciation) on investments                 (35,358,294)         (23,977,886)             661,248           1,656,161
--------------------------------------------------------------------------------------------------------------------------------

  Net gain on investments                          28,108,479           14,123,521            1,004,364           1,549,734
--------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations                    $ 36,373,125         $ 28,682,408         $  1,422,747        $  1,549,734
================================================================================================================================

                                                                   ACCOUNT DIVISION
                                               ---------------------------------------------------------
                                                    INCOME           INTERNATIONAL        SHORT-TERM
                                                     FUND                FUND                FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

  Dividend income distribution                 $    657,519         $     66,010        $     61,379
--------------------------------------------------------------------------------------------------------

  Net investment income                        $    657,519         $     66,010        $     61,379
--------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS

  Capital gain distribution                         116,719                   --                  73

  Net realized gain (loss) on investments           102,467               63,880                 365

  Net unrealized appreciation
    (depreciation) on investments                   (27,322)             950,618               1,607
--------------------------------------------------------------------------------------------------------

  Net gain on investments                           191,864            1,014,498               2,045
--------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations                  $    849,383         $  1,080,508        $     63,424
========================================================================================================

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            1998 ANNUAL REPORT
SEPARATE ACCOUNT



Statements of Changes in Net Assets

For The Year Ended December 31, 1998

                                                                              ACCOUNT DIVISION
                                            ------------------------------------------------------------------------------------
                                                                                            SOCIALLY
                                                 GROWTH               BALANCED             RESPONSIBLE            SMALL CAP
                                                  FUND                  FUND                  FUND                  FUND
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                     $   8,264,646         $  14,558,887         $     418,383         $          --
  Capital gain distribution                    56,559,537            32,776,490               311,493                    --
  Net realized gain (loss)
    on investments                              6,907,236             5,324,917                31,623              (106,427)
  Net unrealized appreciation
    (depreciation) on investments             (35,358,294)          (23,977,886)              661,248             1,656,161
--------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations               $  36,373,125         $  28,682,408         $   1,422,747         $   1,549,734
--------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received                          68,716,450            42,202,391             9,257,570             6,538,353

  Sales and administrative
    expenses (Note 1)                             (24,253)              (13,105)               (3,369)               (1,683)
--------------------------------------------------------------------------------------------------------------------------------

  Net consideration received
    on annuity contracts                       68,692,197            42,189,286             9,254,201             6,536,670
  Net transfer from
    fixed accumulation account                 13,065,806             6,733,572             8,240,868             4,089,352
  Transfers from (to)
    other Divisions                            (4,097,370)           (5,829,657)            6,167,171                29,075
  Payments to contract owners                 (31,533,087)          (25,310,895)             (517,897)             (866,217)
  Mortality and expense
    risk charge (Note 1)                       (6,559,530)           (5,284,843)             (272,279)              (38,748)
  Annual maintenance
    charge (Note 1)                              (483,634)             (224,517)              (21,362)              (10,450)
  Surrender charges (Note 1)                     (215,153)             (122,068)               (6,337)              (12,992)
  Mortality guarantee adjustment                  (33,306)                9,857                    --                    --
--------------------------------------------------------------------------------------------------------------------------------

  Net increase in net
    assets resulting from
    contract owners' transactions              38,835,923            12,160,735            22,844,365             9,726,690
--------------------------------------------------------------------------------------------------------------------------------

  Total increase
     in net assets                             75,209,048            40,843,143            24,267,112            11,276,424

Net assets, beginning of year                 470,039,495           370,821,953             8,380,109            14,263,751
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year                      $545,248,543         $ 411,665,096         $  32,647,221         $  25,540,175
================================================================================================================================

                                                                  ACCOUNT DIVISION
                                          -------------------------------------------------------------
                                                INCOME            INTERNATIONAL        SHORT-TERM
                                                 FUND                 FUND                 FUND
-------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                   $     657,519         $      66,010         $      61,379
  Capital gain distribution                     116,719                    --                    73
  Net realized gain (loss)
    on investments                              102,467                63,880                   365
  Net unrealized appreciation
    (depreciation) on investments               (27,322)              950,618                 1,607
-------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations             $     849,383         $   1,080,508         $      63,424
-------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated
    payments received                         1,426,075             1,931,720                72,780

  Sales and administrative
    expenses (Note 1)                              (401)                 (379)                  (23)
-------------------------------------------------------------------------------------------------------

  Net consideration received
    on annuity contracts                      1,425,674             1,931,341                72,757
  Net transfer from
    fixed accumulation account                  645,869             1,410,267             2,069,787
  Transfers from (to)
    other Divisions                           2,613,153               384,323               733,305
  Payments to contract owners                (1,392,774)             (168,484)           (2,799,017)
  Mortality and expense
    risk charge (Note 1)                       (145,537)              (65,275)              (21,327)
  Annual maintenance
    charge (Note 1)                              (4,932)               (3,175)                 (875)
  Surrender charges (Note 1)                     (4,454)               (3,308)               (5,852)
  Mortality guarantee adjustment                    723                    --                    --
-------------------------------------------------------------------------------------------------------

  Net increase in net
    assets resulting from
    contract owners' transactions             3,137,722             3,485,689                48,778
-------------------------------------------------------------------------------------------------------

  Total increase
     in net assets                            3,987,105             4,566,197               112,202

Net assets, beginning of year                 9,334,533             4,635,888             1,139,889
-------------------------------------------------------------------------------------------------------

Net assets, end of year                     $13,321,638         $   9,202,085         $   1,252,091
=======================================================================================================

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            1998 ANNUAL REPORT
SEPARATE ACCOUNT



Statements of Changes in Net Assets

For The Year Ended December 31, 1997


                                                                            ACCOUNT DIVISION
                                          -------------------------------------------------------------------------------------
                                                                                        SOCIALLY
                                               GROWTH               BALANCED          RESPONSIBLE                SMALL CAP
                                                FUND                  FUND                FUND                     FUND
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                    $  6,300,470          $ 10,343,200            $   67,408           $        --
  Capital gain distribution                  51,992,762            34,459,546                73,255                    --
  Net realized gain on investments            7,086,629             5,943,489                14,530                27,460
  Net unrealized appreciation
    (depreciation) on investments            16,621,055             6,570,732               557,993               553,131
-------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations              $ 82,000,916          $ 57,316,967            $  713,186           $   580,591
-------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments
    received                                 60,603,245            39,195,593             2,199,943             2,945,958
  Increase in seed shares                            --                    --             1,000,000             1,000,000
  Sales and administrative
    expenses (Note 1)                           (19,794)               (8,802)                 (548)                 (381)
-------------------------------------------------------------------------------------------------------------------------------

  Net consideration received on
    annuity contracts                        60,583,451            39,186,791             3,199,395             3,945,577
  Net transfer from (to) fixed
    accumulation account                     28,809,157            16,191,702             3,373,630             5,715,223
  Transfers from (to)
    other Divisions                           1,573,556            (6,348,937)            1,174,990             4,162,429
  Payments to contract owners               (18,173,126)          (17,746,583)              (28,137)             (136,707)
  Mortality and expense
    risk charge  (Note 1)                    (5,090,905)           (4,477,414)              (51,902)               (1,680)
  Annual maintenance
    charge (Note 1)                            (397,597)             (189,610)                 (879)               (1,144)
Surrender charges (Note 1)                     (147,781)              (85,603)                 (174)                 (538)
Mortality guarantee adjustment                   38,022                  (168)                   --                    --
-------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in
    net assets resulting from
    contract owners' transactions            67,194,777            26,530,178             7,666,923            13,683,160
-------------------------------------------------------------------------------------------------------------------------------

  Total increase
    (decrease) in net assets                149,195,693            83,847,145             8,380,109            14,263,751

Net assets, beginning of year               320,843,802           286,974,808                    --                    --
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year                    $470,039,495          $370,821,953            $8,380,109           $14,263,751
===============================================================================================================================

                                                                 ACCOUNT DIVISION
                                         --------------------------------------------------------------
                                              INCOME              INTERNATIONAL      SHORT-TERM
                                               FUND                    FUND             FUND
-------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment income                    $   576,673            $   37,124            $   60,356
  Capital gain distribution                     28,739                    --                   121
  Net realized gain on investments              36,386                14,101                 1,021
  Net unrealized appreciation
    (depreciation) on investments              211,980               (31,132)               (3,324)
-------------------------------------------------------------------------------------------------------

  Net increase in net assets
    resulting from operations              $   853,778            $   20,093            $   58,174
-------------------------------------------------------------------------------------------------------

CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments
    received                                   967,382               966,858                66,883
  Increase in seed shares                           --             1,000,000                    --
  Sales and administrative
    expenses (Note 1)                             (249)                  (63)                  (15)
-------------------------------------------------------------------------------------------------------

  Net consideration received on
    annuity contracts                          967,133             1,966,795                66,868
  Net transfer from (to) fixed
    accumulation account                      (231,171)            1,882,230             1,966,389
  Transfers from (to)
    other Divisions                         (1,460,415)              846,352                52,025
  Payments to contract owners               (1,036,070)              (51,721)           (2,101,039)
  Mortality and expense
    risk charge  (Note 1)                     (128,196)              (27,739)              (20,271)
  Annual maintenance
    charge (Note 1)                             (4,500)                  (75)                 (525)
Surrender charges (Note 1)                      (4,303)                  (47)               (5,132)
Mortality guarantee adjustment                     357                    --                    --
-------------------------------------------------------------------------------------------------------

  Net increase (decrease) in
    net assets resulting from
    contract owners' transactions           (1,897,165)            4,615,795               (41,685)
-------------------------------------------------------------------------------------------------------

  Total increase
    (decrease) in net assets                (1,043,387)            4,635,888                16,489

Net assets, beginning of year               10,377,920                    --             1,123,400
-------------------------------------------------------------------------------------------------------

Net assets, end of year                    $ 9,334,533            $4,635,888            $1,139,889
=======================================================================================================

See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            1998 ANNUAL REPORT
SEPARATE ACCOUNT



Notes to the Financial Statements

December 31, 1998



1. NATURE OF SEPARATE ACCOUNT -- Horace Mann Life Insurance Company Separate Account ("the Account"), registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets of the Account are invested in shares of the Horace Mann Growth Fund ("Growth Fund"), Horace Mann Balanced Fund ("Balanced Fund"), Horace Mann Socially Responsible Fund ("Socially Responsible Fund"), Horace Mann Small Cap Growth Fund ("Small Cap Fund"), Horace Mann Income Fund ("Income Fund"), Horace Mann International Equity Fund ("International Fund"), and Horace Mann Short-Term Investment Fund ("Short-Term Fund"). The funds collectively are referred to as the "Funds".

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits, surrender charges, sales and administrative expenses and maintenance charges. In addition, an annual mortality risk charge up to .45 percent and expense risk charge up to
 .90 percent of the net variable account value is deducted from the contract owner's account, depending on the year of issue of the contract.

2. SIGNIFICANT ACCOUNTING POLICIES -- The investments in the funds are valued at market (net asset value). The Account owns approximately 81 percent, 96 percent, 92 percent, 89 percent, 95 percent, 89 percent and 94 percent of the Growth Fund, Balanced Fund, Socially Responsible Fund, Small Cap Fund, Income Fund, International Fund and Short-Term Fund, respectively. Distributions from the Funds are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned for each contract owner.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. FEDERAL INCOME TAXES -- Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts. Income attributable to non tax-deferred annuities is not significant.

4. INVESTMENTS OF THE SEPARATE ACCOUNTS -- In 1983, HMLIC, through the Account, purchased 10,000 shares of the Short-Term Fund. The investment income and unrealized appreciation/depreciation resulting from this investment inure to the benefit of HMLIC. As of December 31, 1998, the shares have a net asset value of $99,800. In, 1996, HMLIC purchased 4,000 shares each from the Socially Responsible Fund, the Small Cap Fund, and the International Fund. Subsequent to this initial purchase, HMLIC purchased an additional 96,000 shares each from the Socially Responsible Fund, the Small Cap Fund, and the International Fund in 1997. As of December 31, 1998, the shares have net asset values of $1,299,000, $1,238,000, and $1,213,000, respectively.

5. PURCHASE AND SALES OF HORACE MANN FUND SHARES -- During the year ended December 31, 1998, purchases and proceeds from sales of Horace Mann Fund shares were as follows:


                                                               ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------

                                                            SOCIALLY RESP  SMALL CAP         INCOME       INTERNATIONAL  SHORT-TERM
                    GROWTH FUND             BALANCED FUND       FUND         FUND             FUND            FUND         FUND
                ACTIVE      RETIRED     ACTIVE     RETIRED     ACTIVE       ACTIVE      ACTIVE     RETIRED    ACTIVE       ACTIVE
------------------------------------------------------------------------------------------------------------------------------------


Purchases    $177,205,756  $524,013  $115,466,084  $367,545  $26,205,286  $13,691,229  $7,781,924  $26,729   $4,647,810   $3,782,164


Sales        $ 66,915,062  $247,365  $ 50,940,737  $ 71,863  $ 2,599,422  $ 4,070,966  $3,789,196  $ 5,030   $1,032,231   $3,671,569


HORACE MANN LIFE INSURANCE COMPANY                            1998 ANNUAL REPORT
SEPARATE ACCOUNT



Notes to the Financial Statements (Concluded)


December 31, 1998


6.  CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS

                                                    ACCOUNT DIVISION
--------------------------------------------------------------------------------------------------------
                                                                                            SOCIALLY
                                 GROWTH FUND                     BALANCED FUND             RESP. FUND
                            ACTIVE        RETIRED           ACTIVE        RETIRED            ACTIVE
--------------------------------------------------------------------------------------------------------
Account units
  outstanding
  at 01/01/97             13,429,360      74,167          15,116,288      35,497                  --

Consideration
  received                 2,258,768       2,558           1,886,399       2,325             288,896

Dividend
  distributions            2,118,257       9,852           2,071,527       4,842               7,545

Net transfers              1,178,853          --             501,659          --             398,636

Payments to
  contract owners           (745,938)     (7,892)           (906,449)     (2,605)             (2,506)
--------------------------------------------------------------------------------------------------------

Account units
  outstanding
  at 12/31/97             18,239,300      78,685          18,669,424      40,059             692,571

Consideration
  received                 2,584,220       8,746           2,051,726      11,954             718,292

Dividend
  distributions            2,430,935      10,422           2,257,957       6,267              36,458

Net transfers                292,617          --              18,964          --            1,108,749

Payments to
  contract owners         (1,233,469)    (10,119)         (1,271,615)     (3,514)            (42,812)
--------------------------------------------------------------------------------------------------------

Account units
  outstanding
  at 12/31/98             22,313,603      87,734           21,726,456     54,766           2,513,258
========================================================================================================

                                                     ACCOUNT DIVISION
--------------------------------------------------------------------------------------------------------
                           SMALL CAP           INCOME               INTERNATIONAL        SHORT-TERM
                             FUND               FUND                    FUND                FUND
                            ACTIVE        ACTIVE    RETIRED            ACTIVE              ACTIVE
--------------------------------------------------------------------------------------------------------
Account units
  outstanding
  at 01/01/97                   --        814,868    2,935                  --             112,004

Consideration
  received                 356,834         74,318      654             192,863               6,532

Dividend
  distributions                 --         37,957      228               1,015               4,548

Net transfers              876,207       (126,327)      --             264,465             204,116

Payments to
  contract owners          (13,917)       (86,355)    (237)             (6,942)           (213,097)
--------------------------------------------------------------------------------------------------------

Account units
  outstanding
  at 12/31/97            1,219,124        714,461    3,580             451,401             114,103

Consideration
  received                 577,578        104,827    1,707             168,481               7,219

Dividend
  distributions                --         48,832       301                 578               4,518

Net transfers              346,560       237,351        --             153,515             271,024

Payments to
  contract owners          (80,243)      (104,521)    (372)            (15,353)           (271,404)
--------------------------------------------------------------------------------------------------------

Account units
  outstanding
  at 12/31/98            2,063,019      1,000,950    5,216             758,622             125,460
========================================================================================================

Independent Auditor's Report

The Contract Owners of Horace Mann
Life Insurance Company Separate
Account and the Board of Directors
of Horace Mann Life Insurance Company:


We have audited the accompanying statements of net assets of the Growth, Balanced, Socially Responsible, Small Cap Growth, Income, International and Short-Term Fund Divisions within Horace Mann Life Insurance Company Separate Account as of December 31, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the Horace Mann Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth, Balanced, Socially Responsible, Small Cap Growth, Income, International and Short-Term Fund Divisions within Horace Mann Life Insurance Company Separate Account as of December 31, 1998, and the results of their operations for the year then ended and changes in their net assets for each of the years in the two year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                    /s/ KPMG LLP

Chicago, Illinois
January 29, 1999

Construct a solid insurance plan with Horace Mann

[PICTURE APPEARS HERE]

Horace Mann can provide coverage for your insurance needs.

[PICTURE APPEARS HERE]

Many components go into building a home to make it safe and sturdy. The same can hold true for your insurance plan. By combining your insurance coverages with one company, you can make it easier to help protect your family.

Your Horace Mann agent has a full line of insurance products to meet all your insurance needs -- auto, homeowners, life and disability insurance, and retirement annuity products. And by having different lines of insurance with us, you may qualify for discounts.

You can have protection, convenience and savings all under one roof. To find out more about the many ways Horace Mann insurance can protect you, call your agent today, or phone...

                           1-800-999-1030.


Horrace Mann (R)
--------------------------------------------------------------------------------
Insuring America's Educational Community

The Horace Mann Companies

www.horacemann.com

IA-004358 (2/99)